NATIONWIDE VLI

SEPARATE

ACCOUNT-6

Annual Report

To

Policyholders

December 31, 2025

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account 6:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Nationwide VLI Separate Account 6 (the Subaccounts), as of December 31, 2025, the related statements of operations for the year or period listed in the Appendix, the statements of changes in contract owners’ equity for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year or period listed in the Appendix, and the changes in their contract owners’ equity for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Appendix

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class 2 (FC2)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2 (FEI2)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 (FG2)

GUGGENHEIM INVESTMENTS

Rydex Variable Trust - Inverse NASDAQ-100(R) Strategy Fund (RAF)

Rydex Variable Trust - Biotechnology Fund (RBF)

Rydex Variable Trust - Banking Fund (RBKF)

Rydex Variable Trust - Basic Materials Fund (RBMF)

Rydex Variable Trust - Consumer Products Fund (RCPF)

Rydex Variable Trust - Electronics Fund (RELF)

Rydex Variable Trust - Energy Fund (RENF)

Rydex Variable Trust - Energy Services Fund (RESF)

Rydex Variable Trust - Financial Services Fund (RFSF)

Rydex Variable Trust - Health Care Fund (RHCF)

Rydex Variable Trust - Internet Fund (RINF)

Rydex Variable Trust - Inverse Government Long Bond Strategy Fund (RJNF)

Rydex Variable Trust - Europe 1.25x Strategy Fund (RLCE)

Rydex Variable Trust - Japan 2x Strategy Fund (RLCJ)

Rydex Variable Trust - Leisure Fund (RLF)

Rydex Variable Trust - Mid-Cap 1.5x Strategy Fund (RMED)

Rydex Variable Trust - Russell 2000(R) 1.5x Strategy Fund (RMEK)

Rydex Variable Trust - Nova Fund (RNF)

Rydex Variable Trust - NASDAQ-100(R) Fund (ROF)

Rydex Variable Trust - Precious Metals Fund (RPMF)

Rydex Variable Trust - Real Estate Fund (RREF)

Rydex Variable Trust - Retailing Fund (RRF)

Rydex Variable Trust - Technology Fund (RTEC)

Rydex Variable Trust - Telecommunications Fund (RTEL)

Rydex Variable Trust - S&P 500 2x Strategy Fund (RTF)

Rydex Variable Trust - Transportation Fund (RTRF)

Rydex Variable Trust - Inverse S&P 500 Strategy Fund (RUF)

Rydex Variable Trust - Government Long Bond 1.2x Strategy Fund (RUGB)

Rydex Variable Trust - Utilities Fund (RUTL)

Rydex Variable Trust - Multi-Hedge Strategies Fund (RVARS)

Rydex Variable Trust - Commodities Strategy Fund (RVCMD)

Rydex Variable Trust - NASDAQ-100(R) 2x Strategy Fund (RVF)

Rydex Variable Trust - Inverse Dow 2x Strategy Fund (RVIDD)

Rydex Variable Trust - Inverse Mid-Cap Strategy Fund (RVIMC)

Rydex Variable Trust - Inverse Russell 2000(R) Strategy Fund (RVISC)

Rydex Variable Trust - S&P 500 Pure Growth Fund (RVLCG)

Rydex Variable Trust - S&P 500 Pure Value Fund (RVLCV)

Rydex Variable Trust - Dow 2x Strategy Fund (RVLDD)

Rydex Variable Trust - S&P MidCap 400 Pure Growth Fund (RVMCG)

Rydex Variable Trust - S&P MidCap 400 Pure Value Fund (RVMCV)

Rydex Variable Trust - S&P SmallCap 600 Pure Growth Fund (RVSCG)

Rydex Variable Trust - S&P SmallCap 600 Pure Value Fund (RVSCV)

Rydex Variable Trust - Strengthening Dollar 2x Strategy Fund (RVSDL)

Rydex Variable Trust - Weakening Dollar 2x Strategy Fund (RVWDL)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I (HIBF)1

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class II (NVMM2)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II (SCF2)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class II (SCGF2)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II (SCVF2)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I (TRF)1

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2025 and the period from April 26, 2024 (inception) to December 31, 2024.

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Service Class (LACDVS)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra Fund: Service Class (LACUS)

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Service Class (LACVS)

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, and the related statements of operations and changes in contract owners’ equity for the period November 19, 2025 (inception) to December 31, 2025.

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

(1) See Note 1 to the financial statements for the former name of the subaccount.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2025

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
FC2	24,563	$1,210,600	$1,396,626	$-	$1,396,626	$-	$1,396,626
FEI2	65,419	1,582,775	1,840,249	-	1,840,249	-	1,840,249
FG2	16,527	1,506,383	1,535,071	-	1,535,071	-	1,535,071
RAF	20	2,498	2,082	1	2,083	-	2,083
RBF	2,357	190,822	218,411	1	218,412	-	218,412
RBKF	417	45,262	59,653	-	59,653	2	59,651
RBMF	1,234	129,349	145,683	-	145,683	-	145,683
RCPF	2,131	136,830	131,006	-	131,006	1	131,005
RELF	3,066	569,246	657,279	-	657,279	-	657,279
RENF	588	150,682	148,710	-	148,710	2	148,708
RESF	277	87,620	85,137	-	85,137	1	85,136
RFSF	487	59,650	60,518	-	60,518	-	60,518
RHCF	3,239	244,162	258,622	-	258,622	1	258,621
RINF	2,733	224,151	303,653	3	303,656	-	303,656
RJNF	189	17,520	20,709	1	20,710	-	20,710
RLCE	3,182	421,769	508,394	-	508,394	-	508,394
RLCJ	2,314	200,677	254,887	1	254,888	-	254,888
RLF	302	42,302	41,260	-	41,260	-	41,260
RMED	865	190,022	213,352	-	213,352	1	213,351
RMEK	3,692	233,944	312,239	-	312,239	2	312,237
RNF	1,793	261,488	461,278	-	461,278	4	461,274
ROF	37,665	3,060,247	3,643,381	-	3,643,381	-	3,643,381
RPMF	16,969	939,788	1,647,182	-	1,647,182	-	1,647,182
RREF	6,835	267,222	260,807	-	260,807	-	260,807
RRF	640	91,385	90,535	-	90,535	1	90,534
RTEC	2,673	659,298	650,235	2	650,237	-	650,237
RTEL	260	21,015	21,639	-	21,639	1	21,638
RTF	1,370	695,912	829,455	6	829,461	-	829,461
RTRF	540	47,555	54,336	-	54,336	2	54,334
RUF	339	36,903	31,080	-	31,080	-	31,080
RUGB	3,572	755,126	638,291	-	638,291	1	638,290
RUTL	2,791	124,683	120,585	-	120,585	-	120,585
RVARS	2,203	57,652	51,738	-	51,738	-	51,738

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2025

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
RVCMD	739	76,088	66,138	-	66,138	1	66,137
RVF	14,408	2,636,743	3,222,397	3	3,222,400	-	3,222,400
RVIDD	-	65	43	-	43	-	43
RVIMC	40	6,626	5,502	1	5,503	-	5,503
RVLCG	14,743	799,650	822,653	1	822,654	-	822,654
RVLCV	5,168	292,096	340,270	-	340,270	-	340,270
RVLDD	1,336	332,398	363,066	1	363,067	-	363,067
RVMCG	18,671	681,624	723,117	1	723,118	-	723,118
RVMCV	7,232	339,934	348,571	-	348,571	-	348,571
RVSCG	6,780	345,238	389,120	-	389,120	-	389,120
RVSCV	3,269	243,986	286,760	1	286,761	-	286,761
RVSDL	499	20,120	21,345	-	21,345	-	21,345
LACDVS	151	1,228	1,460	-	1,460	-	1,460
LACV2	16	206	204	-	204	204	-
LACVS	886	10,587	11,462	-	11,462	-	11,462
EIF	201	4,418	4,668	-	4,668	-	4,668
GBF	59,152	556,096	563,131	-	563,131	-	563,131
GVDMA	196,858	1,772,469	2,317,014	-	2,317,014	1	2,317,013
GVDMC	32,299	337,689	352,064	1	352,065	-	352,065
GVIDA	111,273	1,243,764	1,502,181	-	1,502,181	-	1,502,181
GVIDC	40,821	375,232	434,747	-	434,747	-	434,747
GVIDM	168,109	1,604,476	1,813,897	-	1,813,897	2	1,813,895
HIBF	96,818	574,252	561,543	-	561,543	-	561,543
NNASD2	59,670	747,084	763,778	-	763,778	-	763,778
NVAMVX	70,829	1,259,614	1,311,046	-	1,311,046	-	1,311,046
NVMM2	3,116,621	3,116,621	3,116,621	-	3,116,621	2	3,116,619
NVMMG1	49	465	381	-	381	-	381
SCF	19,549	359,266	396,266	-	396,266	-	396,266
SCGF	9,886	157,901	179,240	-	179,240	-	179,240
SCGF2	2	23	23	-	23	-	23
SCVF	64,213	572,391	595,898	-	595,898	1	595,897
SCVF2	225	2,143	1,937	1	1,938	-	1,938
TRF	28,981	673,999	710,902	-	710,902	-	710,902

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2025

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2025, if applicable.

*** If zero shares are listed, there is ownership of the fund, however it is less than one full share.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	FC2	FEI2	FG2	RAF	RBF	RBKF	RBMF	RCPF
Reinvested dividends	$-	28,564	732	92	-	338	1,699	1,994

Net investment income (loss)	-	28,564	732	92	-	338	1,699	1,994

Realized gain (loss) on investments	42,528	12,122	(10,166)	(15,116)	(3,751)	7,378	11,268	(11,937)
Change in unrealized gain (loss) on investments	(11,846)	150,061	17,930	(331)	42,215	5,692	13,213	(5,423)

Net gain (loss) on investments	30,682	162,183	7,764	(15,447)	38,464	13,070	24,481	(17,360)

Reinvested capital gains	217,979	100,120	197,290	-	6,755	-	9,454	11,165

Net increase (decrease) in contract owners’ equity resulting from operations	$248,661	290,867	205,786	(15,355)	45,219	13,408	35,634	(4,201)

Investment Activity*:	RELF	RENF	RESF	RFSF	RHCF	RINF	RJNF	RLCE
Reinvested dividends	$-	2,838	46	320	-	-	1,475	6,063

Net investment income (loss)	-	2,838	46	320	-	-	1,475	6,063

Realized gain (loss) on investments	4,734	(12,676)	(3,185)	7,338	(11,177)	18,244	1,505	30,105
Change in unrealized gain (loss) on investments	1,765	1,002	2,996	(7,587)	19,647	628	(2,609)	104,933

Net gain (loss) on investments	6,499	(11,674)	(189)	(249)	8,470	18,872	(1,104)	135,038

Reinvested capital gains	181,820	-	-	1,281	27,841	33,191	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$188,319	(8,836)	(143)	1,352	36,311	52,063	371	141,101

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	RLCJ	RLF	RMED	RMEK	RNF	ROF	RPMF	RREF
Reinvested dividends	$8,302	-	1,051	5,162	-	1,021	19,998	6,569

Net investment income (loss)	8,302	-	1,051	5,162	-	1,021	19,998	6,569

Realized gain (loss) on investments	(2,614)	20,831	19,504	10,708	38,581	303,281	134,275	(6,295)
Change in unrealized gain (loss) on investments	80,957	(12,012)	(11,487)	12,495	38,109	48,063	704,609	3,677

Net gain (loss) on investments	78,343	8,819	8,017	23,203	76,690	351,344	838,884	(2,618)

Reinvested capital gains	-	-	723	-	-	185,615	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$86,645	8,819	9,791	28,365	76,690	537,980	858,882	3,951

Investment Activity*:	RRF	RTEC	RTEL	RTF	RTRF	RUF	RUGB	RUTL
Reinvested dividends	$-	-	432	732	-	3,109	20,775	2,417

Net investment income (loss)	-	-	432	732	-	3,109	20,775	2,417

Realized gain (loss) on investments	16,246	163,491	32,422	229,878	(4,222)	553	(34,458)	48,718
Change in unrealized gain (loss) on investments	(8,204)	(94,732)	537	(51,836)	9,883	(7,606)	25,528	(19,013)

Net gain (loss) on investments	8,042	68,759	32,959	178,042	5,661	(7,053)	(8,930)	29,705

Reinvested capital gains	1,569	59,003	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$9,611	127,762	33,391	178,774	5,661	(3,944)	11,845	32,122

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	RVARS	RVCMD	RVF	RVIDD	RVIMC	RVISC	RVLCG	RVLCV
Reinvested dividends	$1,157	2,235	-	3	204	2,371	-	3,830

Net investment income (loss)	1,157	2,235	-	3	204	2,371	-	3,830

Realized gain (loss) on investments	(868)	(1,150)	133,842	(79,221)	(290)	(11,578)	105,765	11,571
Change in unrealized gain (loss) on investments	307	1,441	368,736	872	(195)	-	(109,975)	18,588

Net gain (loss) on investments	(561)	291	502,578	(78,349)	(485)	(11,578)	(4,210)	30,159

Reinvested capital gains	-	-	189,082	-	-	-	88,344	15,010

Net increase (decrease) in contract owners’ equity resulting from operations	$596	2,526	691,660	(78,346)	(281)	(9,207)	84,134	48,999

Investment Activity*:	RVLDD	RVMCG	RVMCV	RVSCG	RVSCV	RVSDL	RVWDL	LACDV2
Reinvested dividends	$3,378	-	426	-	-	1,410	-	19

Net investment income (loss)	3,378	-	426	-	-	1,410	-	19

Realized gain (loss) on investments	14,433	46,469	2,702	14,995	3,740	413	193	78,882
Change in unrealized gain (loss) on investments	36,945	(38,386)	(15,946)	28,732	6,723	(5,424)	108	(28,842)

Net gain (loss) on investments	51,378	8,083	(13,244)	43,727	10,463	(5,011)	301	50,040

Reinvested capital gains	-	37,453	34,837	-	7,753	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$54,756	45,536	22,019	43,727	18,216	(3,601)	301	50,059

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	LACDVS	LACU2	LACUS	LACV2	LACVS	EIF	GBF	GVDMA
Reinvested dividends	$20	-	-	64	161	69	21,493	-

Net investment income (loss)	20	-	-	64	161	69	21,493	-

Realized gain (loss) on investments	16	144,943	426	48,389	95	2	215	15,840
Change in unrealized gain (loss) on investments	151	(124,508)	(408)	(21,783)	530	251	14,749	347,959

Net gain (loss) on investments	167	20,435	18	26,606	625	253	14,964	363,799

Reinvested capital gains	-	59,830	-	47,988	832	175	-	23,381

Net increase (decrease) in contract owners’ equity resulting from operations	$187	80,265	18	74,658	1,618	497	36,457	387,180

Investment Activity*:	GVDMC	GVIDA	GVIDC	GVIDM	HIBF	NNASD2	NVAMVX	NVMM2
Reinvested dividends	$-	-	-	-	32,020	508	10,610	121,277

Net investment income (loss)	-	-	-	-	32,020	508	10,610	121,277

Realized gain (loss) on investments	(495)	2,507	(813)	(10,578)	(4,127)	30	195	-
Change in unrealized gain (loss) on investments	34,127	224,730	36,031	228,337	4,204	16,693	51,432	-

Net gain (loss) on investments	33,632	227,237	35,218	217,759	77	16,723	51,627	-

Reinvested capital gains	-	23,288	-	-	-	568	-	3

Net increase (decrease) in contract owners’ equity resulting from operations	$33,632	250,525	35,218	217,759	32,097	17,799	62,237	121,280

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$		$		$		$		$		$		$		$
Investment Activity*:	NVMMG1		SCF		SCF2		SCGF		SCGF2		SCVF		SCVF2		TRF
Reinvested dividends		$-		3,741		-		-		-		7,347		21		6,162

Net investment income (loss)		-		3,741		-		-		-		7,347		21		6,162

Realized gain (loss) on investments		(1)		(1,851)		241		18,534		-		(7,555)		(2)		6,243
Change in unrealized gain (loss) on investments		19		8,858		(206)		(33,431)		2		(30,349)		(125)		35,869

Net gain (loss) on investments		18		7,007		35		(14,897)		2		(37,904)		(127)		42,112

Reinvested capital gains		4		27,016		-		10,589		2		40,659		141		54,003

Net increase (decrease) in contract owners’ equity resulting from operations		$22		37,764		35		(4,308)		4		10,102		35		102,277

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2025, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	FC2				FEI2				FG2				RAF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		360		28,564		24,797		732		-		92		205

Realized gain (loss) on investments		42,528		26,109		12,122		13,412		(10,166)		23,229		(15,116)		2,743

Change in unrealized gain (loss) on investments		(11,846)		145,819		150,061		61,716		17,930		7,247		(331)		(34)

Reinvested capital gains		217,979		141,274		100,120		92,264		197,290		316,884		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		248,661		313,562		290,867		192,189		205,786		347,360		(15,355)		2,914

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		33,486		30,394		27,456		26,536		11,133		7,999		173		(16,090)

Transfers between subaccounts, net		17,214		59,798		46,662		101,857		(1,734)		(74,421)		15,609		12,145

Surrenders (notes 2, 3, 4, 5, and 6)		(169,751)		(78,109)		(86,239)		(56,341)		(134,439)		(78,897)		(903)		(4,958)

Adjustments to maintain reserves		1		2		1		-		(179)		179		2		2

Net equity transactions		(119,050)		12,085		(12,120)		72,052		(125,219)		(145,140)		14,881		(8,901)

Net change in contract owners’ equity		129,611		325,647		278,747		264,241		80,567		202,220		(474)		(5,987)

Contract owners’ equity at beginning of period		1,267,015		941,368		1,561,502		1,297,261		1,454,504		1,252,284		2,557		8,544

Contract owners’ equity at end of period		$1,396,626		1,267,015		1,840,249		1,561,502		1,535,071		1,454,504		2,083		2,557

CHANGE IN UNITS:

Beginning units		12,567		12,460		29,867		28,549		14,105		15,796		8,191		23,046

Units purchased		950		1,186		1,501		2,678		186		301		2,440		5,832

Units surrendered		(2,087)		(1,079)		(1,726)		(1,360)		(1,302)		(1,992)		(2,670)		(20,687)

Ending units		11,430		12,567		29,642		29,867		12,989		14,105		7,961		8,191

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RBF				RBKF				RBMF				RCPF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		338		1,131		1,699		1,783		1,994		2,055

Realized gain (loss) on investments		(3,751)		(4,078)		7,378		9,600		11,268		10,677		(11,937)		(558)

Change in unrealized gain (loss) on investments		42,215		(10,722)		5,692		955		13,213		(12,060)		(5,423)		4,243

Reinvested capital gains		6,755		12,468		-		-		9,454		-		11,165		-

Net increase (decrease) in contract owners’ equity resulting from operations		45,219		(2,332)		13,408		11,686		35,634		400		(4,201)		5,740

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		8,976		5,046		812		1,234		6,797		9,040		13,786		8,346

Transfers between subaccounts, net		30,779		411		(33,047)		27,518		38,745		(77,751)		(2,236)		(744)

Surrenders (notes 2, 3, 4, 5, and 6)		(2,677)		(6,283)		(1,117)		(1,211)		(38,994)		(23,323)		(5,833)		(12,774)

Adjustments to maintain reserves		(20)		22		(1)		1		(1)		(1)		(5,361)		5,361

Net equity transactions		37,058		(804)		(33,353)		27,542		6,547		(92,035)		356		189

Net change in contract owners’ equity		82,277		(3,136)		(19,945)		39,228		42,181		(91,635)		(3,845)		5,929

Contract owners’ equity at beginning of period		136,135		139,271		79,596		40,368		103,502		195,137		134,850		128,921

Contract owners’ equity at end of period		$218,412		136,135		59,651		79,596		145,683		103,502		131,005		134,850

CHANGE IN UNITS:

Beginning units		2,324		2,344		5,181		3,235		2,338		4,299		2,753		2,748

Units purchased		783		91		74		2,060		863		171		189		171

Units surrendered		(241)		(111)		(2,117)		(114)		(725)		(2,132)		(170)		(166)

Ending units		2,866		2,324		3,138		5,181		2,476		2,338		2,772		2,753

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RELF				RENF				RESF				RFSF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		2,838		3,944		46		-		320		488

Realized gain (loss) on investments		4,734		17,991		(12,676)		101		(3,185)		3,775		7,338		9,129

Change in unrealized gain (loss) on investments		1,765		47,045		1,002		(3,599)		2,996		(13,208)		(7,587)		3,158

Reinvested capital gains		181,820		6,838		-		-		-		-		1,281		215

Net increase (decrease) in contract owners’ equity resulting from operations		188,319		71,874		(8,836)		446		(143)		(9,433)		1,352		12,990

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		2,005		1,726		12,775		16,007		6,305		5,730		7,639		7,758

Transfers between subaccounts, net		32,933		(17,474)		11,613		(18,798)		8,071		(11,798)		3,084		(14,254)

Surrenders (notes 2, 3, 4, 5, and 6)		(19,897)		(10,785)		(21,495)		(25,167)		(7,731)		(3,813)		(8,788)		(12,427)

Adjustments to maintain reserves		2		(1)		(1)		1		1		-		(89)		87

Net equity transactions		15,043		(26,534)		2,892		(27,957)		6,646		(9,881)		1,846		(18,836)

Net change in contract owners’ equity		203,362		45,340		(5,944)		(27,511)		6,503		(19,314)		3,198		(5,846)

Contract owners’ equity at beginning of period		453,917		408,577		154,652		182,163		78,633		97,947		57,320		63,166

Contract owners’ equity at end of period		$657,279		453,917		148,708		154,652		85,136		78,633		60,518		57,320

CHANGE IN UNITS:

Beginning units		6,544		6,841		5,685		6,701		9,640		11,059		1,909		2,572

Units purchased		421		52		209		582		1,700		1,047		198		299

Units surrendered		(268)		(349)		(809)		(1,598)		(1,082)		(2,466)		(288)		(962)

Ending units		6,697		6,544		5,085		5,685		10,258		9,640		1,819		1,909

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RHCF				RINF				RJNF				RLCE
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		-		-		1,475		920		6,063		30,202

Realized gain (loss) on investments		(11,177)		(4,274)		18,244		7,569		1,505		915		30,105		56,835

Change in unrealized gain (loss) on investments		19,647		(1,986)		628		41,529		(2,609)		1,392		104,933		(104,723)

Reinvested capital gains		27,841		7,319		33,191		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		36,311		1,059		52,063		49,098		371		3,227		141,101		(17,686)

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		13,483		14,753		2,005		2,582		573		949		17,370		9,136

Transfers between subaccounts, net		(1,613)		(16,432)		(4,033)		(18,526)		(1,131)		-		2,848		(51,434)

Surrenders (notes 2, 3, 4, 5, and 6)		(48,568)		(16,592)		(10,759)		(5,602)		(1,433)		(379)		(23,308)		(33,119)

Adjustments to maintain reserves		-		(1)		2		-		2		-		(8,102)		8,097

Net equity transactions		(36,698)		(18,272)		(12,785)		(21,546)		(1,989)		570		(11,192)		(67,320)

Net change in contract owners’ equity		(387)		(17,213)		39,278		27,552		(1,618)		3,797		129,909		(85,006)

Contract owners’ equity at beginning of period		259,008		276,221		264,378		236,826		22,328		18,531		378,485		463,491

Contract owners’ equity at end of period		$258,621		259,008		303,656		264,378		20,710		22,328		508,394		378,485

CHANGE IN UNITS:

Beginning units		4,540		4,849		3,294		3,642		6,040		5,860		18,933		22,489

Units purchased		244		328		44		46		1,291		1,650		872		1,015

Units surrendered		(810)		(637)		(145)		(394)		(1,830)		(1,470)		(1,168)		(4,571)

Ending units		3,974		4,540		3,193		3,294		5,501		6,040		18,637		18,933

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RLCJ				RLF				RMED				RMEK
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$8,302		6,392		-		25		1,051		1,143		5,162		3,741

Realized gain (loss) on investments		(2,614)		(3,613)		20,831		265		19,504		(5,015)		10,708		(1,431)

Change in unrealized gain (loss) on investments		80,957		(1,152)		(12,012)		6,680		(11,487)		34,213		12,495		32,428

Reinvested capital gains		-		-		-		-		723		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		86,645		1,627		8,819		6,970		9,791		30,341		28,365		34,738

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		7,041		6,351		1,046		1,046		910		2,731		6,078		7,866

Transfers between subaccounts, net		10,974		(12,134)		(20,451)		7,036		(36,689)		(8,354)		(19,079)		(4,373)

Surrenders (notes 2, 3, 4, 5, and 6)		(9,438)		(8,385)		(3,583)		(1,028)		(44,190)		(12,931)		(47,243)		(13,292)

Adjustments to maintain reserves		-		(1)		-		1		(56)		55		(1)		-

Net equity transactions		8,577		(14,169)		(22,988)		7,055		(80,025)		(18,499)		(60,245)		(9,799)

Net change in contract owners’ equity		95,222		(12,542)		(14,169)		14,025		(70,234)		11,842		(31,880)		24,939

Contract owners’ equity at beginning of period		159,666		172,208		55,429		41,404		283,585		271,743		344,117		319,178

Contract owners’ equity at end of period		$254,888		159,666		41,260		55,429		213,351		283,585		312,237		344,117

CHANGE IN UNITS:

Beginning units		5,996		6,533		1,091		950		3,285		3,629		6,628		6,821

Units purchased		631		231		24		169		194		66		450		195

Units surrendered		(310)		(768)		(366)		(28)		(1,126)		(410)		(1,731)		(388)

Ending units		6,317		5,996		749		1,091		2,353		3,285		5,347		6,628

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RNF				ROF				RPMF				RREF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		1,021		6,057		19,998		8,416		6,569		3,522

Realized gain (loss) on investments		38,581		9,676		303,281		405,768		134,275		(9,675)		(6,295)		(10,263)

Change in unrealized gain (loss) on investments		38,109		122,498		48,063		162,969		704,609		46,360		3,677		18,547

Reinvested capital gains		-		-		185,615		56,065		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		76,690		132,174		537,980		630,859		858,882		45,101		3,951		11,806

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		4,855		6,432		174,833		(11,546)		30,448		30,673		7,627		8,081

Transfers between subaccounts, net		-		(8,781)		(206,866)		395,770		319,928		(6,823)		(16,603)		20,251

Surrenders (notes 2, 3, 4, 5, and 6)		(136,978)		(18,295)		(266,679)		(136,205)		(83,810)		(35,126)		(19,544)		(19,642)

Adjustments to maintain reserves		(1)		-		(125,689)		125,689		-		1		(983)		984

Net equity transactions		(132,124)		(20,644)		(424,401)		373,708		266,566		(11,275)		(29,503)		9,674

Net change in contract owners’ equity		(55,434)		111,530		113,579		1,004,567		1,125,448		33,826		(25,552)		21,480

Contract owners’ equity at beginning of period		516,708		405,178		3,529,802		2,525,235		521,734		487,908		286,359		264,879

Contract owners’ equity at end of period		$461,274		516,708		3,643,381		3,529,802		1,647,182		521,734		260,807		286,359

CHANGE IN UNITS:

Beginning units		4,776		4,972		26,426		23,424		35,748		36,143		9,030		8,773

Units purchased		105		95		212		3,213		13,086		2,212		290		929

Units surrendered		(1,353)		(291)		(3,724)		(211)		(3,210)		(2,607)		(1,326)		(672)

Ending units		3,528		4,776		22,914		26,426		45,624		35,748		7,994		9,030

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RRF				RTEC				RTEL				RTF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		-		-		432		164		732		5,060

Realized gain (loss) on investments		16,246		(4,404)		163,491		12,684		32,422		(470)		229,878		(18,448)

Change in unrealized gain (loss) on investments		(8,204)		19,929		(94,732)		59,400		537		3,914		(51,836)		276,583

Reinvested capital gains		1,569		-		59,003		19,995		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		9,611		15,525		127,762		92,079		33,391		3,608		178,774		263,195

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		1,787		2,048		3,307		8,664		-		43		2,527		1,664

Transfers between subaccounts, net		175		(1,439)		69,445		(32,945)		(47,716)		20,927		(44,492)		(165,798)

Surrenders (notes 2, 3, 4, 5, and 6)		(18,471)		(15,587)		(15,426)		(12,306)		(4,603)		(1,039)		(59,058)		(30,314)

Adjustments to maintain reserves		1		1		-		-		1		-		5		1

Net equity transactions		(16,508)		(14,977)		57,326		(36,587)		(52,318)		19,931		(101,018)		(194,447)

Net change in contract owners’ equity		(6,897)		548		185,088		55,492		(18,927)		23,539		77,756		68,748

Contract owners’ equity at beginning of period		97,431		96,883		465,149		409,657		40,565		17,026		751,705		682,957

Contract owners’ equity at end of period		$90,534		97,431		650,237		465,149		21,638		40,565		829,461		751,705

CHANGE IN UNITS:

Beginning units		1,829		2,121		5,740		6,266		2,090		1,015		5,065		6,546

Units purchased		58		57		853		148		-		1,133		16		14

Units surrendered		(344)		(349)		(210)		(674)		(1,240)		(58)		(620)		(1,495)

Ending units		1,543		1,829		6,383		5,740		850		2,090		4,461		5,065

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RTRF				RUF				RUGB				RUTL
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		103		3,109		6,673		20,775		21,338		2,417		1,884

Realized gain (loss) on investments		(4,222)		(10,106)		553		(7,219)		(34,458)		(118,216)		48,718		1,324

Change in unrealized gain (loss) on investments		9,883		9,840		(7,606)		9,717		25,528		11,704		(19,013)		20,865

Reinvested capital gains		-		-		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		5,661		(163)		(3,944)		9,171		11,845		(85,174)		32,122		24,073

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		2,692		2,703		-		(1,564)		6,127		4,695		9,497		10,035

Transfers between subaccounts, net		(8,451)		(9,681)		-		(15,080)		46,199		82,781		4,735		16,801

Surrenders (notes 2, 3, 4, 5, and 6)		(2,884)		(3,027)		(11,828)		(8,758)		(57,097)		(84,331)		(71,512)		(12,601)

Adjustments to maintain reserves		(1)		-		-		(1)		-		(1)		(42)		42

Net equity transactions		(8,644)		(10,005)		(11,828)		(25,403)		(4,771)		3,144		(57,322)		14,277

Net change in contract owners’ equity		(2,983)		(10,168)		(15,772)		(16,232)		7,074		(82,030)		(25,200)		38,350

Contract owners’ equity at beginning of period		57,317		67,485		46,852		63,084		631,216		713,246		145,785		107,435

Contract owners’ equity at end of period		$54,334		57,317		31,080		46,852		638,290		631,216		120,585		145,785

CHANGE IN UNITS:

Beginning units		1,170		1,399		57,017		66,708		42,213		41,757		2,982		2,634

Units purchased		56		58		-		50		3,484		5,813		348		631

Units surrendered		(233)		(287)		(14,152)		(9,741)		(3,715)		(5,357)		(1,223)		(283)

Ending units		993		1,170		42,865		57,017		41,982		42,213		2,107		2,982

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RVARS				RVCMD				RVF				RVIDD
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$1,157		2,646		2,235		2,334		-		-		3		4

Realized gain (loss) on investments		(868)		(181)		(1,150)		(2,632)		133,842		1,077,122		(79,221)		(1,415)

Change in unrealized gain (loss) on investments		307		(4,405)		1,441		4,834		368,736		(71,217)		872		(886)

Reinvested capital gains		-		-		-		-		189,082		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		596		(1,940)		2,526		4,536		691,660		1,005,905		(78,346)		(2,297)

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		4,227		4,724		2,613		2,737		13,422		7,500		(102,993)		628,327

Transfers between subaccounts, net		(1,514)		166		9,685		(300)		(420,396)		(126,798)		47,270		13,762

Surrenders (notes 2, 3, 4, 5, and 6)		(3,525)		(6,172)		(3,245)		(7,962)		(187,593)		(153,903)		(10,182)		5

Adjustments to maintain reserves		(1)		(1)		-		-		3		(1)		144,238		(639,809)

Net equity transactions		(813)		(1,283)		9,053		(5,525)		(594,564)		(273,202)		78,333		2,285

Net change in contract owners’ equity		(217)		(3,223)		11,579		(989)		97,096		732,703		(13)		(12)

Contract owners’ equity at beginning of period		51,955		55,178		54,558		55,547		3,125,304		2,392,601		56		68

Contract owners’ equity at end of period		$51,738		51,955		66,137		54,558		3,222,400		3,125,304		43		56

CHANGE IN UNITS:

Beginning units		4,384		4,485		14,999		16,537		5,818		6,321		876		898

Units purchased		369		392		3,552		1,693		74		75		152,281		(86)

Units surrendered		(441)		(493)		(1,217)		(3,231)		(1,250)		(578)		(152,303)		64

Ending units		4,312		4,384		17,334		14,999		4,642		5,818		854		876

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RVIMC				RVISC				RVLCG				RVLCV
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$204		337		2,371		-		-		488		3,830		4,445

Realized gain (loss) on investments		(290)		(190)		(11,578)		(543)		105,765		11,964		11,571		3,899

Change in unrealized gain (loss) on investments		(195)		(575)		-		5		(109,975)		131,531		18,588		26,364

Reinvested capital gains		-		-		-		-		88,344		3,412		15,010		-

Net increase (decrease) in contract owners’ equity resulting from operations		(281)		(428)		(9,207)		(538)		84,134		147,395		48,999		34,708

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		-		-		-		(742)		30,118		25,949		7,650		6,397

Transfers between subaccounts, net		(15)		20		9,645		1,291		(27,962)		26,021		(18,586)		44,928

Surrenders (notes 2, 3, 4, 5, and 6)		(118)		(133)		(438)		(450)		(78,033)		(94,193)		(28,297)		(105,301)

Adjustments to maintain reserves		1		-		-		-		1		-		-		-

Net equity transactions		(132)		(113)		9,207		99		(75,876)		(42,223)		(39,233)		(53,976)

Net change in contract owners’ equity		(413)		(541)		-		(439)		8,258		105,172		9,766		(19,268)

Contract owners’ equity at beginning of period		5,916		6,457		-		439		814,396		709,224		330,504		349,772

Contract owners’ equity at end of period		$5,503		5,916		-		-		822,654		814,396		340,270		330,504

CHANGE IN UNITS:

Beginning units		7,528		7,694		-		551		14,548		16,048		7,941		9,315

Units purchased		-		-		579		29		734		420		384		1,220

Units surrendered		(148)		(166)		(579)		(580)		(2,132)		(1,920)		(1,279)		(2,594)

Ending units		7,380		7,528		-		-		13,150		14,548		7,046		7,941

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RVLDD				RVMCG				RVMCV				RVSCG
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$3,378		4,501		-		-		426		382		-		-

Realized gain (loss) on investments		14,433		127,977		46,469		30,345		2,702		27,116		14,995		14,033

Change in unrealized gain (loss) on investments		36,945		(28,823)		(38,386)		38,393		(15,946)		(50,133)		28,732		(3,557)

Reinvested capital gains		-		-		37,453		42		34,837		23,678		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		54,756		103,655		45,536		68,780		22,019		1,043		43,727		10,476

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		4,542		1,669		34,212		16,364		7,300		14,487		21,116		7,800

Transfers between subaccounts, net		8,889		(71,090)		10,476		175,326		11,219		(167,836)		203,515		804

Surrenders (notes 2, 3, 4, 5, and 6)		(92,537)		(93,077)		(54,521)		(45,173)		(13,048)		(59,882)		(42,510)		(22,486)

Adjustments to maintain reserves		(1)		2		1		1		(62)		63		-		(1)

Net equity transactions		(79,107)		(162,496)		(9,832)		146,518		5,409		(213,168)		182,121		(13,883)

Net change in contract owners’ equity		(24,351)		(58,841)		35,704		215,298		27,428		(212,125)		225,848		(3,407)

Contract owners’ equity at beginning of period		387,418		446,259		687,414		472,116		321,143		533,268		163,272		166,679

Contract owners’ equity at end of period		$363,067		387,418		723,118		687,414		348,571		321,143		389,120		163,272

CHANGE IN UNITS:

Beginning units		3,891		5,407		13,724		10,948		6,136		10,640		4,000		4,418

Units purchased		72		52		1,111		3,901		525		438		5,861		172

Units surrendered		(911)		(1,568)		(1,366)		(1,125)		(385)		(4,942)		(1,082)		(590)

Ending units		3,052		3,891		13,469		13,724		6,276		6,136		8,779		4,000

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	RVSCV				RVSDL				RVWDL				LACDV2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		1,410		731		-		1,232		19		5,287

Realized gain (loss) on investments		3,740		8,465		413		100		193		(2,494)		78,882		2,225

Change in unrealized gain (loss) on investments		6,723		(600)		(5,424)		3,739		108		(186)		(28,842)		28,842

Reinvested capital gains		7,753		-		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		18,216		7,865		(3,601)		4,570		301		(1,448)		50,059		36,354

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		6,780		6,663		-		882		-		-		6,033		85

Transfers between subaccounts, net		12,383		5,022		(1,444)		-		(1,057)		(19,969)		(551,314)		536,098

Surrenders (notes 2, 3, 4, 5, and 6)		(9,940)		(8,962)		(226)		(491)		(10)		(947)		(57,851)		(19,465)

Adjustments to maintain reserves		(55)		55		(1)		-		-		1		-		1

Net equity transactions		9,168		2,778		(1,671)		391		(1,067)		(20,915)		(603,132)		516,719

Net change in contract owners’ equity		27,384		10,643		(5,272)		4,961		(766)		(22,363)		(553,073)		553,073

Contract owners’ equity at beginning of period		259,377		248,734		26,617		21,656		766		23,129		553,073		-

Contract owners’ equity at end of period		$286,761		259,377		21,345		26,617		-		766		-		553,073

CHANGE IN UNITS:

Beginning units		7,296		7,259		2,112		2,079		182		4,763		51,892		-

Units purchased		577		330		-		76		-		-		-		53,738

Units surrendered		(318)		(293)		(136)		(43)		(182)		(4,581)		(51,892)		(1,846)

Ending units		7,555		7,296		1,976		2,112		-		182		-		51,892

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	LACDVS				LACU2				LACUS				LACV2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$20		12		-		-		-		-		64		15,951

Realized gain (loss) on investments		16		7		144,943		15,634		426		2		48,389		1,997

Change in unrealized gain (loss) on investments		151		81		(124,508)		124,508		(408)		408		(21,783)		21,782

Reinvested capital gains		-		-		59,830		9,911		-		31		47,988		6,477

Net increase (decrease) in contract owners’ equity resulting from operations		187		100		80,265		150,053		18		441		74,658		46,207

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		-		-		7,425		24		-		-		6,894		46

Transfers between subaccounts, net		-		1,590		(825,335)		707,048		-		2,288		(731,484)		689,528

Surrenders (notes 2, 3, 4, 5, and 6)		(278)		(140)		(84,634)		(34,864)		(2,733)		(13)		(61,867)		(23,978)

Adjustments to maintain reserves		-		1		18		-		-		(1)		(183)		179

Net equity transactions		(278)		1,451		(902,526)		672,208		(2,733)		2,274		(786,640)		665,775

Net change in contract owners’ equity		(91)		1,551		(822,261)		822,261		(2,715)		2,715		(711,982)		711,982

Contract owners’ equity at beginning of period		1,551		-		822,261		-		2,715		-		711,982		-

Contract owners’ equity at end of period		$1,460		1,551		-		822,261		-		2,715		-		711,982

CHANGE IN UNITS:

Beginning units		146		-		68,854		-		228		-		66,778		-

Units purchased		-		159		-		71,809		-		229		-		69,029

Units surrendered		(26)		(13)		(68,854)		(2,955)		(228)		(1)		(66,778)		(2,251)

Ending units		120		146		-		68,854		-		228		-		66,778

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	LACVS				EIF				GBF				GVDMA
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$161		242		69		-		21,493		17,533		-		-

Realized gain (loss) on investments		95		3		2		-		215		(58,745)		15,840		(38,227)

Change in unrealized gain (loss) on investments		530		345		251		-		14,749		51,668		347,959		194,475

Reinvested capital gains		832		103		175		-		-		-		23,381		-

Net increase (decrease) in contract owners’ equity resulting from operations		1,618		693		497		-		36,457		10,456		387,180		156,248

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		-		-		408		-		20,454		21,964		50,012		52,081

Transfers between subaccounts, net		-		10,714		3,985		-		35,050		(37,884)		(3,258)		934,156

Surrenders (notes 2, 3, 4, 5, and 6)		(1,499)		(65)		(221)		-		(43,158)		(71,861)		(417,287)		(89,251)

Adjustments to maintain reserves		1		-		(1)		-		277		(277)		(1)		-

Net equity transactions		(1,498)		10,649		4,171		-		12,623		(88,058)		(370,534)		896,986

Net change in contract owners’ equity		120		11,342		4,668		-		49,080		(77,602)		16,646		1,053,234

Contract owners’ equity at beginning of period		11,342		-		-		-		514,051		591,653		2,300,367		1,247,133

Contract owners’ equity at end of period		$11,462		11,342		4,668		-		563,131		514,051		2,317,013		2,300,367

CHANGE IN UNITS:

Beginning units		1,065		-		-		-		31,371		36,477		59,859		36,090

Units purchased		-		1,071		343		-		3,500		1,772		2,256		26,436

Units surrendered		(136)		(6)		(17)		-		(2,754)		(6,878)		(10,748)		(2,667)

Ending units		929		1,065		326		-		32,117		31,371		51,367		59,859

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	GVDMC				GVIDA				GVIDC				GVIDM
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		-		-		-		-		-		-

Realized gain (loss) on investments		(495)		(880)		2,507		(7,348)		(813)		(3,298)		(10,578)		(27,490)

Change in unrealized gain (loss) on investments		34,127		16,227		224,730		152,030		36,031		18,001		228,337		133,088

Reinvested capital gains		-		-		23,288		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		33,632		15,347		250,525		144,682		35,218		14,703		217,759		105,598

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		4,715		3,837		49,788		58,938		11,562		10,886		41,132		42,571

Transfers between subaccounts, net		58,924		-		(56,847)		(13,314)		12,890		136		151,191		412,472

Surrenders (notes 2, 3, 4, 5, and 6)		(9,399)		(8,932)		(44,517)		(30,384)		(16,086)		(28,619)		(81,297)		(104,456)

Adjustments to maintain reserves		-		-		(1)		-		1		1		(1)		(1)

Net equity transactions		54,240		(5,095)		(51,577)		15,240		8,367		(17,596)		111,025		350,586

Net change in contract owners’ equity		87,872		10,252		198,948		159,922		43,585		(2,893)		328,784		456,184

Contract owners’ equity at beginning of period		264,193		253,941		1,303,233		1,143,311		391,162		394,055		1,485,111		1,028,927

Contract owners’ equity at end of period		$352,065		264,193		1,502,181		1,303,233		434,747		391,162		1,813,895		1,485,111

CHANGE IN UNITS:

Beginning units		10,395		10,599		30,755		30,390		19,759		20,666		47,029		35,521

Units purchased		2,410		180		1,230		2,011		1,583		1,042		5,625		15,283

Units surrendered		(402)		(384)		(2,259)		(1,646)		(1,175)		(1,949)		(2,453)		(3,775)

Ending units		12,403		10,395		29,726		30,755		20,167		19,759		50,201		47,029

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	HIBF				NNASD2				NVAMVX				NVMM2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$32,020		46,785		508		-		10,610		-		121,277		165,693

Realized gain (loss) on investments		(4,127)		9,259		30		-		195		-		-		-

Change in unrealized gain (loss) on investments		4,204		(29,182)		16,693		-		51,432		-		-		-

Reinvested capital gains		-		-		568		-		-		-		3		-

Net increase (decrease) in contract owners’ equity resulting from operations		32,097		26,862		17,799		-		62,237		-		121,280		165,693

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		28,151		25,907		(11,127)		-		(12,072)		-		157,786		199,892

Transfers between subaccounts, net		(263,330)		(34,217)		758,872		-		1,267,598		-		300,388		(1,102,908)

Surrenders (notes 2, 3, 4, 5, and 6)		(40,640)		(47,563)		(1,767)		-		(6,718)		-		(492,933)		(482,388)

Adjustments to maintain reserves		(1)		-		1		-		1		-		(14)		14

Net equity transactions		(275,820)		(55,873)		745,979		-		1,248,809		-		(34,773)		(1,385,390)

Net change in contract owners’ equity		(243,723)		(29,011)		763,778		-		1,311,046		-		86,507		(1,219,697)

Contract owners’ equity at beginning of period		805,266		834,277		-		-		-		-		3,030,112		4,249,809

Contract owners’ equity at end of period		$561,543		805,266		763,778		-		1,311,046		-		3,116,619		3,030,112

CHANGE IN UNITS:

Beginning units		52,083		57,346		-		-		-		-		265,865		390,120

Units purchased		2,396		2,481		60,799		-		110,544		-		64,072		46,932

Units surrendered		(20,104)		(7,744)		(141)		-		(572)		-		(66,118)		(171,187)

Ending units		34,375		52,083		60,658		-		109,972		-		263,819		265,865

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	NVMMG1				SCF				SCF2				SCGF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		3,741		446		-		-		-		-

Realized gain (loss) on investments		(1)		(2)		(1,851)		(7,590)		241		2		18,534		1,516

Change in unrealized gain (loss) on investments		19		58		8,858		42,733		(206)		134		(33,431)		58,604

Reinvested capital gains		4		-		27,016		10,792		-		52		10,589		-

Net increase (decrease) in contract owners’ equity resulting from operations		22		56		37,764		46,381		35		188		(4,308)		60,120

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		-		-		3,567		3,922		-		-		9,784		13,580

Transfers between subaccounts, net		-		-		13,839		(11,121)		-		-		(262,515)		(2,384)

Surrenders (notes 2, 3, 4, 5, and 6)		(2)		(2)		(37,834)		(48,305)		(1,683)		(13)		(15,610)		(29,216)

Adjustments to maintain reserves		(1)		-		1		-		(1)		1		(1)		1

Net equity transactions		(3)		(2)		(20,427)		(55,504)		(1,684)		(12)		(268,342)		(18,019)

Net change in contract owners’ equity		19		54		17,337		(9,123)		(1,649)		176		(272,650)		42,101

Contract owners’ equity at beginning of period		362		308		378,929		388,052		1,649		1,473		451,890		409,789

Contract owners’ equity at end of period		$381		362		396,266		378,929		-		1,649		179,240		451,890

CHANGE IN UNITS:

Beginning units		6		6		14,236		16,487		25		26		15,456		16,989

Units purchased		-		-		835		374		-		-		394		655

Units surrendered		-		-		(1,579)		(2,625)		(25)		(1)		(10,581)		(2,188)

Ending units		6		6		13,492		14,236		-		25		5,269		15,456

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	SCGF2				SCVF				SCVF2				TRF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$-		-		7,347		4,520		21		13		6,162		6,276

Realized gain (loss) on investments		-		-		(7,555)		(5,164)		(2)		(2)		6,243		1,090

Change in unrealized gain (loss) on investments		2		4		(30,349)		33,736		(125)		85		35,869		36,005

Reinvested capital gains		2		-		40,659		5,545		141		18		54,003		18,534

Net increase (decrease) in contract owners’ equity resulting from operations		4		4		10,102		38,637		35		114		102,277		61,905

Equity transactions:

Purchase payments received from contract owners (notes 2 and 6)		-		-		4,721		3,115		-		-		4,334		3,965

Transfers between subaccounts, net		-		-		(11,799)		(2,354)		-		-		46,261		108,996

Surrenders (notes 2, 3, 4, 5, and 6)		-		-		(25,438)		(31,837)		(13)		(16)		(52,544)		(36,874)

Adjustments to maintain reserves		(1)		(1)		-		(1)		-		-		1		-

Net equity transactions		(1)		(1)		(32,516)		(31,077)		(13)		(16)		(1,948)		76,087

Net change in contract owners’ equity		3		3		(22,414)		7,560		22		98		100,329		137,992

Contract owners’ equity at beginning of period		20		17		618,311		610,751		1,916		1,818		610,573		472,581

Contract owners’ equity at end of period		$23		20		595,897		618,311		1,938		1,916		710,902		610,573

CHANGE IN UNITS:

Beginning units		-		-		29,547		31,093		37		37		20,924		18,407

Units purchased		-		-		303		228		-		-		1,652		3,820

Units surrendered		-		-		(1,978)		(1,774)		-		-		(1,662)		(1,303)

Ending units		-		-		27,872		29,547		37		37		20,914		20,924

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2025, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(1)	Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account-6 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on July 10, 2001, and commenced operations on November 30, 2003. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers Flexible Premium Variable Universal Life Insurance Policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus. A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, policyholders may invest in any of the following:

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class 2 (FC2)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2 (FEI2)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 (FG2)

GUGGENHEIM INVESTMENTS

Rydex Variable Trust - Inverse NASDAQ-100(R) Strategy Fund (RAF)

Rydex Variable Trust - Biotechnology Fund (RBF)

Rydex Variable Trust - Banking Fund (RBKF)

Rydex Variable Trust - Basic Materials Fund (RBMF)

Rydex Variable Trust - Consumer Products Fund (RCPF)

Rydex Variable Trust - Electronics Fund (RELF)

Rydex Variable Trust - Energy Fund (RENF)

Rydex Variable Trust - Energy Services Fund (RESF)

Rydex Variable Trust - Financial Services Fund (RFSF)

Rydex Variable Trust - Health Care Fund (RHCF)

Rydex Variable Trust - Internet Fund (RINF)

Rydex Variable Trust - Inverse Government Long Bond Strategy Fund (RJNF)

Rydex Variable Trust - Europe 1.25x Strategy Fund (RLCE)

Rydex Variable Trust - Japan 2x Strategy Fund (RLCJ)

Rydex Variable Trust - Leisure Fund (RLF)

Rydex Variable Trust - Mid-Cap 1.5x Strategy Fund (RMED)

Rydex Variable Trust - Russell 2000(R) 1.5x Strategy Fund (RMEK)

Rydex Variable Trust - Nova Fund (RNF)

Rydex Variable Trust - NASDAQ-100(R) Fund (ROF)

Rydex Variable Trust - Precious Metals Fund (RPMF)

Rydex Variable Trust - Real Estate Fund (RREF)

Rydex Variable Trust - Retailing Fund (RRF)

Rydex Variable Trust - Technology Fund (RTEC)

Rydex Variable Trust - Telecommunications Fund (RTEL)

Rydex Variable Trust - S&P 500 2x Strategy Fund (RTF)

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Rydex Variable Trust - Transportation Fund (RTRF)

Rydex Variable Trust - Inverse S&P 500 Strategy Fund (RUF)

Rydex Variable Trust - Government Long Bond 1.2x Strategy Fund (RUGB)

Rydex Variable Trust - Utilities Fund (RUTL)

Rydex Variable Trust - Multi-Hedge Strategies Fund (RVARS)

Rydex Variable Trust - Commodities Strategy Fund (RVCMD)

Rydex Variable Trust - NASDAQ-100(R) 2x Strategy Fund (RVF)

Rydex Variable Trust - Inverse Dow 2x Strategy Fund (RVIDD)

Rydex Variable Trust - Inverse Mid-Cap Strategy Fund (RVIMC)

Rydex Variable Trust - Inverse Russell 2000(R) Strategy Fund (RVISC)*

Rydex Variable Trust - S&P 500 Pure Growth Fund (RVLCG)

Rydex Variable Trust - S&P 500 Pure Value Fund (RVLCV)

Rydex Variable Trust - Dow 2x Strategy Fund (RVLDD)

Rydex Variable Trust - S&P MidCap 400 Pure Growth Fund (RVMCG)

Rydex Variable Trust - S&P MidCap 400 Pure Value Fund (RVMCV)

Rydex Variable Trust - S&P SmallCap 600 Pure Growth Fund (RVSCG)

Rydex Variable Trust - S&P SmallCap 600 Pure Value Fund (RVSCV)

Rydex Variable Trust - Strengthening Dollar 2x Strategy Fund (RVSDL)

Rydex Variable Trust - Weakening Dollar 2x Strategy Fund (RVWDL)*

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II

(LACDV2)*

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Service Class (LACDVS)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)*

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra Fund: Service Class (LACUS)*

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)*

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Service Class (LACVS)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class II (NVMM2)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II (SCF2)*

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class II (SCGF2)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II (SCVF2)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I (TRF)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class II (TRF2)*

*	At December 31, 2025, policyholders were not invested in this fund.

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Unless listed below, the financial statements presented are as of December 31, 2025 and for each of the years in the two-year period ended December 31, 2025. For the subaccounts listed below with inception dates in 2025, the financial statements are as of December 31, 2025 and for the period from the inception date to December 31, 2025. For the subaccounts listed below with inception dates in 2024, the prior year financial statements reflect the period from inception date to December 31, 2024.

	Inception Date	Liquidation Date
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Service Class (LACDVS)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra Fund: Service Class (LACUS)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Service Class (LACVS)	4/26/2024
Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)	11/19/2025
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)	11/19/2025

There were no subaccount mergers for the one-year period ended December 31, 2025.

For the one-year period ended December 31, 2025, the following subaccount name changes occurred:

Subaccount
Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
HIBF	Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I	5/1/2025
TRF	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I	9/22/2025
TRF2	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class II	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class II	9/22/2025

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2025 of such funds. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate policyholder account balances.

(g) Segment Disclosures

The subaccounts have acted as single reportable segments and the public entity’s chief operating decision maker (“CODM”) is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(2)	Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge/Percent of Subaccount Value Charge - assessed through a surrender of units	Equal, on an annual basis, to 0.05% of the daily value of the assets invested in each fund
Sales Charge/Percent of Premium Charge - assessed through a deduction from premium payments	2.50% of each premium payment
Premium Tax Charge - assessed through a deduction from premium payments	3.50% of each premium payment
Short-Term Trading Fee - assessed through a surrender of units	1% of the dollar amount transferred out of a subaccount within 60 days of being applied to that subaccount
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	$0.04 - $83.33 per $1,000 of a policy’s net amount at risk
Administrative Charge - assessed through a surrender of units	$10 per policy, per month
Surrender Charge - assessed through a surrender of units	$51.18 per $1,000 of a policy’s specified amount
Policy Loan Interest Charge - assessed through a surrender of units	3.90% of an outstanding policy loan
Illustration/Partial Surrender Fees - assessed through a surrender of units	$25.00 per request
Rider Charges - assessed through a surrender of units monthly, unless otherwise specified.
Adjusted Sales Load Life Insurance Rider Charge	$0.14 for each $1,000 of premium for each 1% of sales load reduction elected
Children’s Term Insurance Rider Charge	$0.43 per $1,000 of the rider’s specified amount
Long-Term Care Rider Charge	$0.02 - $28.65 per $1,000 of the rider’s net amount risk
Spouse Life Insurance Rider Charge	$0.10 - $10.23 per $1,000 of the rider’s specified amount
Accidental Death Benefit Rider Charge	$0.05 - $0.75 per $1,000 of the rider’s specified amount
Waiver of Monthly Deductions Rider Charge	$85 - $850 per $1,000 of the rider’s benefit amount
Premium Waiver Rider Charge	$42 – $315 per $1,000 of the premium specified by the policy owner

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Additional Protection Rider Charge	$0.01 - $83.33 per $1,000 of the rider’s death benefit
Policy Guard Rider Charge	$1.50 - $42.50 per $1,000 of the policy’s cash value at the time the rider is invoked

For the years ended December 31, 2025 and 2024, total front-end sales charge deductions were $32,278 and $33,607, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(3)	Asset Charges

Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

This charge is $0.50 per $1,000 on the first $25,000 of cash value. During the first through fifteenth years from the policy date, the charge is $0.25 per $1,000 of cash value on amounts between $25,001 and $250,000 of cash value. Otherwise, the charge is $0.17 per $1,000 of cash value thereafter. This charge is assessed monthly against each contract by liquidating units.

(4)	Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5)	Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less the applicable value of any surrender charges. Interest is charged on the outstanding loans and is due and payable in advance on the policy anniversary. In certain circumstances a contract owner may elect to use a Preferred Policy Loan. In this case, the loan value cannot exceed 5% of the policy’s cash surrender value as of the beginning of the year from the policy date. The contract is charged 3.9% interest on the outstanding loan.

At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6)	Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2025 and 2024, total transfers to the Separate Account from the fixed account were $701,967 and $605,679, respectively, and total transfers from the Separate Account to the fixed account were $710,646 and $999,227, respectively.

(7)	Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Separate Account’s view of market assumptions in the absence of observable market information. The Separate Account uses valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs. In determining fair value, the Separate Account generally uses the market approach as its valuation technique.

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

The Separate Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest-priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets and liabilities held at fair value as follows:

*

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

*

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

*

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Company reviews its fair value hierarchy classifications for assets and liabilities. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 are as follows:

	$		$
Subaccount Abbreviation*	Purchases of Investments		Sales of Investments
FC2		$288,567		$189,638
FEI2		187,054		70,490
FG2		238,257		165,454
RAF		1,292,352		1,277,380
RBF		55,537		11,725
RBKF		1,600		34,615
RBMF		964,989		947,288
RCPF		1,356,406		1,342,891
RELF		220,342		23,480
RENF		1,520,026		1,514,295
RESF		18,440		11,748
RFSF		3,167,795		3,164,261
RHCF		1,247,527		1,256,384
RINF		65,592		45,187
RJNF		3,302		3,818
RLCE		97,894		102,943
RLCJ		32,238		15,359
RLF		1,304,709		1,327,697
RMED		13,604		91,801
RMEK		19,439		74,521
RNF		15,832		147,955
ROF		1,024,773		1,136,850
RPMF		555,916		269,351
RREF		1,367,070		1,390,005
RRF		1,438,977		1,453,916
RTEC		3,568,234		3,451,906
RTEL		2,705,230		2,757,117

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

	$		$
RTF		639,529		739,820
RTRF		1,551		10,194
RUF		3,109		11,828
RUGB		88,572		72,567
RUTL		2,439,003		2,493,908
RVARS		5,434		5,090
RVCMD		14,785		3,497
RVF		5,693,511		6,098,996
RVIDD		1,648,351		2,209,824
RVIMC		1,353		1,281
RVISC		91,057		79,479
RVLCG		515,035		502,567
RVLCV		59,630		80,023
RVLDD		5,891,269		5,966,996
RVMCG		298,022		270,402
RVMCV		67,890		27,218
RVSCG		253,783		71,661
RVSCV		46,870		29,949
RVSDL		1,410		1,670
RVWDL		7,495		8,562
LACDV2		20		603,133
LACDVS		20		279
LACU2		59,830		902,545
LACUS		-		2,733
LACV2		48,276		786,480
LACVS		993		1,498
EIF		4,496		80
GBF		107,739		73,623
GVDMA		64,920		412,072
GVDMC		60,860		6,620
GVIDA		68,809		97,097
GVIDC		24,292		15,926
GVIDM		180,851		69,826
HIBF		437,215		681,015
NNASD2		748,278		1,223
NVAMVX		1,265,749		6,330
NVMM2		6,018,385		5,931,864
NVMMG1		4		3
SCF		44,376		34,046
SCF2		-		1,683
SCGF		18,156		275,909
SCGF2		2		-
SCVF		52,707		37,217
SCVF2		162		14
TRF		124,863		66,647

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(8)	Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2025, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2025. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
FC2
2025	0.00%	11,430	$122.19	$1,396,626	0.00%	21.19%
2024	0.00%	12,567	100.82	1,267,015	0.03%	33.45%
2023	0.00%	12,460	75.55	941,368	0.26%	33.12%
2022	0.00%	13,650	56.76	774,717	0.27%	-26.49%
2021	0.00%	14,189	77.21	1,095,476	0.03%	27.51%
FEI2
2025	0.00%	29,642	62.08	1,840,249	1.69%	18.75%
2024	0.00%	29,867	52.28	1,561,502	1.72%	15.06%
2023	0.00%	28,549	45.44	1,297,261	1.83%	10.38%
2022	0.00%	22,746	41.17	936,388	1.55%	-5.24%
2021	0.00%	13,451	43.45	584,390	1.69%	24.60%
FG2
2025	0.00%	12,989	118.18	1,535,071	0.05%	14.61%
2024	0.00%	14,105	103.12	1,454,504	0.00%	30.07%
2023	0.00%	15,796	79.28	1,252,284	0.00%	35.89%
2022	0.00%	15,363	58.34	896,271	0.35%	-24.64%
2021	0.00%	15,750	77.42	1,219,346	0.00%	22.90%
RAF
2025	0.00%	7,961	0.26	2,083	0.88%	-16.18%
2024	0.00%	8,191	0.31	2,557	0.76%	-15.79%
2023	0.00%	23,046	0.37	8,544	0.04%	-31.85%
2022	0.00%	22,534	0.54	12,259	0.00%	34.84%
2021	0.00%	3,421	0.40	1,380	0.00%	-25.46%
RBF
2025	0.00%	2,866	76.22	218,412	0.00%	30.12%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2024	0.00%	2,324	58.57	136,135	0.00%	-1.40%
2023	0.00%	2,344	59.41	139,271	0.00%	5.53%
2022	0.00%	3,509	56.29	197,526	0.00%	-13.31%
2021	0.00%	3,318	64.93	215,452	0.00%	1.42%
RBKF
2025	0.00%	3,138	19.01	59,651	0.53%	23.74%
2024	0.00%	5,181	15.36	79,596	1.89%	23.11%
2023	0.00%	3,235	12.48	40,368	1.03%	2.97%
2022	0.00%	5,135	12.12	62,234	2.18%	-17.02%
2021	0.00%	11,378	14.60	166,171	0.65%	33.49%
RBMF
2025	0.00%	2,476	58.83	145,683	1.33%	32.89%
2024	0.00%	2,338	44.27	103,502	1.09%	-2.47%
2023	0.00%	4,299	45.39	195,137	0.00%	8.97%
2022	0.00%	4,666	41.66	194,364	0.31%	-9.65%
2021	0.00%	9,959	46.10	459,140	0.72%	22.94%
RCPF
2025	0.00%	2,772	47.27	131,005	1.37%	-3.52%
2024	0.00%	2,753	48.99	134,850	1.51%	4.42%
2023	0.00%	2,748	46.92	128,921	1.30%	-3.30%
2022	0.00%	2,841	48.52	137,846	0.73%	-0.91%
2021	0.00%	2,236	48.97	109,488	0.86%	10.62%
RELF
2025	0.00%	6,697	98.14	657,279	0.00%	41.49%
2024	0.00%	6,544	69.36	453,917	0.00%	16.13%
2023	0.00%	6,841	59.73	408,577	0.00%	54.75%
2022	0.00%	7,921	38.60	305,720	0.00%	-32.70%
2021	0.00%	10,271	57.35	589,035	0.00%	38.25%
RENF
2025	0.00%	5,085	29.25	148,708	1.75%	7.51%
2024	0.00%	5,685	27.20	154,652	2.39%	0.07%
2023	0.00%	6,701	27.18	182,163	3.63%	1.61%
2022	0.00%	11,326	26.75	303,010	0.90%	48.29%
2021	0.00%	18,390	18.04	331,781	0.62%	50.46%
RESF
2025	0.00%	10,258	8.30	85,136	0.07%	1.75%
2024	0.00%	9,640	8.16	78,633	0.00%	-7.90%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2023	0.00%	11,059	8.86	97,947	0.00%	4.44%
2022	0.00%	12,911	8.48	109,490	0.00%	42.56%
2021	0.00%	13,462	5.95	80,078	0.11%	17.50%
RFSF
2025	0.00%	1,819	33.26	60,518	0.37%	10.76%
2024	0.00%	1,909	30.03	57,320	0.71%	22.26%
2023	0.00%	2,572	24.56	63,166	0.00%	13.90%
2022	0.00%	2,666	21.56	57,489	0.45%	-18.11%
2021	0.00%	4,430	26.33	116,661	0.37%	35.26%
RHCF
2025	0.00%	3,974	65.07	258,621	0.00%	14.07%
2024	0.00%	4,540	57.05	259,008	0.00%	0.14%
2023	0.00%	4,849	56.97	276,221	0.00%	5.03%
2022	0.00%	5,759	54.24	312,382	0.00%	-12.00%
2021	0.00%	7,501	61.64	462,372	0.00%	18.84%
RINF
2025	0.00%	3,193	95.09	303,656	0.00%	18.50%
2024	0.00%	3,294	80.25	264,378	0.00%	23.40%
2023	0.00%	3,642	65.03	236,826	0.00%	47.38%
2022	0.00%	3,489	44.13	153,954	0.00%	-44.84%
2021	0.00%	4,064	79.99	325,100	0.00%	-4.66%
RJNF
2025	0.00%	5,501	3.76	20,710	7.03%	1.85%
2024	0.00%	6,040	3.70	22,328	4.49%	16.91%
2023	0.00%	5,860	3.16	18,531	0.00%	4.23%
2022	0.00%	5,799	3.03	17,592	0.00%	46.20%
2021	0.00%	5,929	2.07	12,302	0.00%	0.97%
RLCE
2025	0.00%	18,637	27.28	508,394	1.33%	36.46%
2024	0.00%	18,933	19.99	378,485	6.54%	-3.00%
2023	0.00%	22,489	20.61	463,491	0.33%	20.09%
2022	0.00%	19,799	17.16	339,779	0.00%	-13.07%
2021	0.00%	17,494	19.74	345,371	0.24%	18.71%
RLCJ
2025	0.00%	6,317	40.35	254,888	4.09%	51.54%
2024	0.00%	5,996	26.63	159,666	3.50%	1.01%
2023	0.00%	6,533	26.36	172,208	0.05%	34.46%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2022	0.00%	6,877	19.60	134,819	0.00%	-42.99%
2021	0.00%	7,102	34.39	244,223	0.00%	-14.09%
RLF
2025	0.00%	749	55.10	41,260	0.00%	8.48%
2024	0.00%	1,091	50.79	55,429	0.06%	16.50%
2023	0.00%	950	43.60	41,404	0.00%	22.49%
2022	0.00%	1,014	35.59	36,093	0.00%	-27.56%
2021	0.00%	748	49.14	36,756	0.00%	0.92%
RMED
2025	0.00%	2,353	90.66	213,351	0.46%	5.03%
2024	0.00%	3,285	86.32	283,585	0.51%	15.26%
2023	0.00%	3,629	74.89	271,743	0.00%	18.84%
2022	0.00%	3,292	63.02	207,451	0.00%	-23.20%
2021	0.00%	3,927	82.05	322,219	0.00%	35.25%
RMEK
2025	0.00%	5,347	58.40	312,237	1.74%	12.47%
2024	0.00%	6,628	51.92	344,117	1.11%	10.95%
2023	0.00%	6,821	46.80	319,178	0.00%	19.78%
2022	0.00%	8,040	39.07	314,108	0.00%	-33.46%
2021	0.00%	9,488	58.71	557,037	0.06%	19.00%
RNF
2025	0.00%	3,528	130.76	461,274	0.00%	20.86%
2024	0.00%	4,776	108.19	516,708	0.00%	32.76%
2023	0.00%	4,972	81.49	405,178	0.00%	35.07%
2022	0.00%	5,496	60.33	331,594	0.50%	-30.26%
2021	0.00%	6,217	86.52	537,883	0.34%	42.18%
ROF
2025	0.00%	22,914	159.00	3,643,381	0.03%	19.04%
2024	0.00%	26,426	133.57	3,529,802	0.20%	23.91%
2023	0.00%	23,424	107.80	2,525,235	0.00%	53.22%
2022	0.00%	29,202	70.36	2,054,614	0.00%	-34.14%
2021	0.00%	26,396	106.83	2,819,978	0.00%	25.54%
RPMF
2025	0.00%	45,624	36.10	1,647,182	2.18%	147.37%
2024	0.00%	35,748	14.59	521,734	1.52%	8.12%
2023	0.00%	36,143	13.50	487,908	0.31%	3.83%
2022	0.00%	35,146	13.00	456,966	0.44%	-11.08%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2021	0.00%	40,543	14.62	592,834	4.07%	-9.19%
RREF
2025	0.00%	7,994	32.63	260,807	2.44%	2.88%
2024	0.00%	9,030	31.71	286,359	1.28%	5.03%
2023	0.00%	8,773	30.19	264,879	1.30%	10.32%
2022	0.00%	9,445	27.37	258,495	0.78%	-27.40%
2021	0.00%	26,954	37.70	1,016,043	0.65%	34.07%
RRF
2025	0.00%	1,543	58.69	90,534	0.00%	10.18%
2024	0.00%	1,829	53.27	97,431	0.00%	16.60%
2023	0.00%	2,121	45.69	96,883	0.00%	16.56%
2022	0.00%	2,463	39.20	96,539	0.00%	-26.52%
2021	0.00%	2,839	53.34	151,440	0.00%	11.75%
RTEC
2025	0.00%	6,383	101.87	650,237	0.00%	25.70%
2024	0.00%	5,740	81.04	465,149	0.00%	23.97%
2023	0.00%	6,266	65.37	409,657	0.00%	49.01%
2022	0.00%	6,199	43.87	271,962	0.00%	-36.25%
2021	0.00%	7,627	68.82	524,894	0.00%	20.50%
RTEL
2025	0.00%	850	25.45	21,638	0.64%	31.13%
2024	0.00%	2,090	19.41	40,565	0.67%	15.73%
2023	0.00%	1,015	16.77	17,026	0.93%	6.30%
2022	0.00%	2,005	15.78	31,630	0.46%	-25.85%
2021	0.00%	3,806	21.27	80,972	0.65%	8.98%
RTF
2025	0.00%	4,461	185.92	829,461	0.10%	25.28%
2024	0.00%	5,065	148.41	751,705	0.67%	42.25%
2023	0.00%	6,546	104.32	682,957	0.08%	45.04%
2022	0.00%	6,792	71.93	488,531	0.00%	-39.77%
2021	0.00%	7,180	119.43	857,473	0.00%	58.29%
RTRF
2025	0.00%	993	54.74	54,334	0.00%	11.77%
2024	0.00%	1,170	48.98	57,317	0.21%	1.56%
2023	0.00%	1,399	48.23	67,485	0.00%	24.48%
2022	0.00%	1,227	38.74	47,534	0.00%	-35.03%
2021	0.00%	1,752	59.62	104,459	0.00%	22.17%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

RUF
2025	0.00%	42,865	0.73	31,080	8.56%	-11.76%
2024	0.00%	57,017	0.82	46,852	8.74%	-13.11%
2023	0.00%	66,708	0.95	63,084	3.34%	-14.95%
2022	0.00%	938	1.11	1,043	0.00%	16.59%
2021	0.00%	4,459	0.95	4,253	0.00%	-24.44%
RUGB
2025	0.00%	41,982	15.20	638,290	3.26%	1.68%
2024	0.00%	42,213	14.95	631,216	3.24%	-12.46%
2023	0.00%	41,757	17.08	713,246	2.94%	-1.03%
2022	0.00%	29,181	17.26	503,610	1.59%	-40.84%
2021	0.00%	30,162	29.17	879,850	0.36%	-7.49%
RUTL
2025	0.00%	2,107	57.24	120,585	1.44%	17.07%
2024	0.00%	2,982	48.89	145,785	1.45%	19.86%
2023	0.00%	2,634	40.79	107,435	1.54%	-7.12%
2022	0.00%	3,709	43.92	162,894	0.89%	1.04%
2021	0.00%	4,803	43.47	208,769	1.74%	14.52%
RVARS
2025	0.00%	4,312	12.00	51,738	2.26%	1.25%
2024	0.00%	4,384	11.85	51,955	4.84%	-3.66%
2023	0.00%	4,485	12.30	55,178	2.82%	4.37%
2022	0.00%	5,030	11.79	59,287	1.07%	-3.40%
2021	0.00%	15,147	12.20	184,814	0.00%	8.10%
RVCMD
2025	0.00%	17,334	3.82	66,137	4.03%	4.89%
2024	0.00%	14,999	3.64	54,558	4.03%	8.29%
2023	0.00%	16,537	3.36	55,547	9.93%	-6.24%
2022	0.00%	23,026	3.58	82,492	1.79%	22.88%
2021	0.00%	157,072	2.92	457,929	0.00%	39.54%
RVF
2025	0.00%	4,642	694.20	3,222,400	0.00%	29.24%
2024	0.00%	5,818	537.14	3,125,304	0.00%	41.90%
2023	0.00%	6,321	378.54	2,392,601	0.00%	116.13%
2022	0.00%	6,732	175.14	1,179,075	0.00%	-61.04%
2021	0.00%	8,248	449.56	3,707,952	0.00%	53.45%
RVIDD

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2025	0.00%	854	0.05	43	0.00%	-20.69%
2024	0.00%	876	0.06	56	0.00%	-15.94%
2023	0.00%	898	0.08	68	0.33%	-18.26%
2022	0.00%	921	0.09	86	0.00%	5.06%
2021	0.00%	943	0.09	84	0.00%	-35.33%
RVIMC
2025	0.00%	7,380	0.75	5,503	3.49%	-5.11%
2024	0.00%	7,528	0.79	5,916	5.51%	-6.36%
2023	0.00%	7,694	0.84	6,457	0.49%	-9.04%
2022	0.00%	8,050	0.92	7,427	0.00%	9.07%
2021	0.00%	13,771	0.85	11,650	0.00%	-23.23%
RVISC
2023	0.00%	551	0.80	439	0.00%	-11.23%
2022	0.00%	643	0.90	577	0.00%	17.36%
2021	0.00%	691	0.76	528	0.00%	-18.48%
RVLCG
2025	0.00%	13,150	62.56	822,654	0.00%	11.75%
2024	0.00%	14,548	55.98	814,396	0.06%	26.67%
2023	0.00%	16,048	44.19	709,224	0.00%	6.47%
2022	0.00%	13,194	41.51	547,691	0.00%	-28.35%
2021	0.00%	28,352	57.94	1,642,624	0.00%	27.59%
RVLCV
2025	0.00%	7,046	48.29	340,270	1.21%	16.02%
2024	0.00%	7,941	41.62	330,504	1.33%	10.84%
2023	0.00%	9,315	37.55	349,772	1.45%	6.29%
2022	0.00%	12,367	35.33	436,916	0.96%	-2.55%
2021	0.00%	19,643	36.25	712,123	0.64%	32.32%
RVLDD
2025	0.00%	3,052	118.97	363,067	0.82%	19.49%
2024	0.00%	3,891	99.56	387,418	1.03%	20.63%
2023	0.00%	5,407	82.53	446,259	0.27%	23.57%
2022	0.00%	7,105	66.79	474,549	0.00%	-20.49%
2021	0.00%	11,880	84.00	997,935	0.00%	40.60%
RVMCG
2025	0.00%	13,469	53.69	723,118	0.00%	7.18%
2024	0.00%	13,724	50.09	687,414	0.00%	16.15%
2023	0.00%	10,948	43.12	472,116	0.00%	14.68%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2022	0.00%	10,733	37.60	403,593	0.00%	-22.62%
2021	0.00%	18,382	48.60	893,299	0.00%	12.21%
RVMCV
2025	0.00%	6,276	55.54	348,571	0.13%	6.12%
2024	0.00%	6,136	52.33	321,143	0.09%	4.42%
2023	0.00%	10,640	50.12	533,268	0.00%	27.83%
2022	0.00%	7,628	39.21	299,094	1.05%	-5.22%
2021	0.00%	9,357	41.37	387,089	0.08%	31.25%
RVSCG
2025	0.00%	8,779	44.33	389,120	0.00%	8.59%
2024	0.00%	4,000	40.82	163,272	0.00%	8.19%
2023	0.00%	4,418	37.73	166,679	0.08%	17.47%
2022	0.00%	5,448	32.12	174,984	0.00%	-29.90%
2021	0.00%	7,151	45.82	327,643	0.00%	19.16%
RVSCV
2025	0.00%	7,555	37.96	286,761	0.00%	6.77%
2024	0.00%	7,296	35.55	259,377	0.00%	3.74%
2023	0.00%	7,259	34.27	248,734	0.00%	21.06%
2022	0.00%	5,843	28.30	165,384	0.00%	-8.24%
2021	0.00%	12,156	30.85	374,953	0.00%	43.41%
RVSDL
2025	0.00%	1,976	10.80	21,345	6.34%	-14.29%
2024	0.00%	2,112	12.60	26,617	3.06%	21.01%
2023	0.00%	2,079	10.42	21,656	0.26%	1.18%
2022	0.00%	2,048	10.29	21,083	0.00%	15.67%
2021	0.00%	2,003	8.90	17,826	0.00%	11.10%
RVWDL
2024	0.00%	182	4.21	766	6.82%	-13.21%
2023	0.00%	4,763	4.86	23,129	0.09%	2.85%
LACDV2
2024	0.00%	51,892	10.66	553,073	0.93%	6.58%	*	****
LACDVS
2025	0.00%	120	12.19	1,460	1.41%	14.56%
2024	0.00%	146	10.64	1,551	0.77%	6.41%	*	****
LACU2
2024	0.00%	68,854	11.94	822,261	0.00%	19.42%	*	****
LACUS

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2024	0.00%	228	11.93	2,715	0.00%	19.31%	*	****
LACV2
2024	0.00%	66,778	10.66	711,982	2.22%	6.62%	*	****
LACVS
2025	0.00%	929	12.34	11,462	1.50%	15.85%
2024	0.00%	1,065	10.65	11,342	2.16%	6.48%	*	****
EIF
2025	0.00%	326	14.31	4,668	1.61%	21.44%
GBF
2025	0.00%	32,117	17.53	563,131	3.96%	7.00%
2024	0.00%	31,371	16.39	514,051	3.02%	1.03%
2023	0.00%	36,477	16.22	591,653	2.74%	4.70%
2022	0.00%	36,246	15.49	561,501	2.46%	-12.55%
2021	0.00%	28,079	17.71	497,418	1.62%	-2.08%
GVDMA
2025	0.00%	51,367	45.11	2,317,013	0.00%	17.38%
2024	0.00%	59,859	38.43	2,300,367	0.00%	11.21%
2023	0.00%	36,090	34.56	1,247,133	0.00%	17.93%
2022	0.00%	58,419	29.30	1,711,844	0.00%	-18.28%
2021	0.00%	73,274	35.86	2,627,447	0.21%	13.63%
GVDMC
2025	0.00%	12,403	28.39	352,065	0.00%	11.68%
2024	0.00%	10,395	25.42	264,193	0.00%	6.09%
2023	0.00%	10,599	23.96	253,941	0.00%	11.25%
2022	0.00%	10,803	21.54	232,658	0.00%	-14.39%
2021	0.00%	11,077	25.16	278,658	0.26%	6.71%
GVIDA
2025	0.00%	29,726	50.53	1,502,181	0.00%	19.26%
2024	0.00%	30,755	42.37	1,303,233	0.00%	12.63%
2023	0.00%	30,390	37.62	1,143,311	0.00%	19.38%
2022	0.00%	30,329	31.51	955,774	0.00%	-18.89%
2021	0.00%	30,106	38.85	1,169,664	0.13%	15.50%
GVIDC
2025	0.00%	20,167	21.56	434,747	0.00%	8.90%
2024	0.00%	19,759	19.80	391,162	0.00%	3.82%
2023	0.00%	20,666	19.07	394,055	0.00%	8.03%
2022	0.00%	22,988	17.65	405,755	0.00%	-12.19%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2021	0.00%	38,977	20.10	783,500	0.24%	2.75%
GVIDM
2025	0.00%	50,201	36.13	1,813,895	0.00%	14.42%
2024	0.00%	47,029	31.58	1,485,111	0.00%	9.02%
2023	0.00%	35,521	28.97	1,028,927	0.00%	14.72%
2022	0.00%	39,368	25.25	994,024	0.00%	-16.55%
2021	0.00%	40,015	30.26	1,210,783	0.12%	10.31%
HIBF
2025	0.00%	34,375	16.34	561,543	5.32%	5.66%
2024	0.00%	52,083	15.46	805,266	6.73%	6.28%
2023	0.00%	57,346	14.55	834,277	8.67%	13.13%
2022	0.00%	54,420	12.86	699,842	8.81%	-11.93%
2021	0.00%	37,015	14.60	540,507	3.25%	4.96%
NNASD2
2025	0.00%	60,658	12.59	763,778	0.07%	25.92%	*****
NVAMVX
2025	0.00%	109,972	11.92	1,311,046	0.85%	19.22%	*****
NVMM2
2025	0.00%	263,819	11.81	3,116,619	3.59%	3.65%
2024	0.00%	265,865	11.40	3,030,112	4.56%	4.62%
2023	0.00%	390,120	10.89	4,249,809	4.40%	4.49%
2022	0.00%	515,769	10.43	5,377,340	1.14%	1.13%
2021	0.00%	477,212	10.31	4,919,801	0.00%	0.00%
NVMMG1
2025	0.00%	6	62.93	381	0.00%	5.91%
2024	0.00%	6	59.42	362	0.00%	18.50%
2023	0.00%	6	50.14	308	0.00%	20.58%
2022	0.00%	6	41.58	250	0.00%	-37.61%
2021	0.00%	6	66.65	400	0.12%	-4.70%
SCF
2025	0.00%	13,492	29.37	396,266	1.03%	10.35%
2024	0.00%	14,236	26.62	378,929	0.12%	13.08%
2023	0.00%	16,487	23.54	388,052	0.52%	13.99%
2022	0.00%	16,573	20.65	342,214	0.50%	-18.77%
2021	0.00%	16,911	25.42	429,866	0.00%	30.84%
SCF2
2024	0.00%	25	65.12	1,649	0.00%	12.84%

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

2023	0.00%	26	57.71	1,473	0.36%	13.69%
2022	0.00%	26	50.76	1,320	0.04%	-18.98%
2021	0.00%	331	62.65	20,739	0.00%	30.51%
SCGF
2025	0.00%	5,269	34.02	179,240	0.00%	16.36%
2024	0.00%	15,456	29.24	451,890	0.00%	21.21%
2023	0.00%	16,989	24.12	409,789	0.00%	17.47%
2022	0.00%	7,153	20.53	146,882	0.00%	-30.37%
2021	0.00%	15,891	29.49	468,605	0.00%	10.31%
SCGF2
2025	0.00%	-	59.29	23	0.00%	16.08%
2024	0.00%	-	51.08	20	0.00%	20.92%
2023	0.00%	-	42.24	17	0.00%	17.16%
SCVF
2025	0.00%	27,872	21.38	595,897	1.27%	2.17%
2024	0.00%	29,547	20.93	618,311	0.73%	6.53%
2023	0.00%	31,093	19.64	610,751	0.43%	17.45%
2022	0.00%	18,531	16.72	309,924	0.38%	-12.91%
2021	0.00%	23,272	19.20	446,934	0.00%	32.04%
SCVF2
2025	0.00%	37	52.61	1,938	1.14%	1.87%
2024	0.00%	37	51.64	1,916	0.68%	6.30%
2023	0.00%	37	48.58	1,818	0.21%	17.15%
2022	0.00%	38	41.47	1,576	0.12%	-13.16%
2021	0.00%	38	47.76	1,815	0.00%	31.58%
TRF
2025	0.00%	20,914	33.99	710,902	0.92%	16.49%
2024	0.00%	20,924	29.18	610,573	1.17%	13.66%
2023	0.00%	18,407	25.67	472,581	1.35%	8.27%
2022	0.00%	17,612	23.71	417,620	1.06%	-8.44%
2021	0.00%	22,591	25.90	585,088	0.83%	21.88%

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

**

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

***

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

****

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

*****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2025

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company’s subsidiary received permission from the Department in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025 and 2024, the permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 23, 2026

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2025	(As adjusted) 2024
Admitted assets
Invested assets
Bonds	$50,493	$45,802
Stocks	5,330	3,962
Mortgage loans, net of allowance	10,261	9,619
Policy loans	1,044	1,038
Derivative assets	85	194
Cash, cash equivalents and short-term investments	3,099	1,693
Securities lending collateral assets	295	247
Other invested assets	3,702	2,777
Total invested assets	$74,309	$65,332
Accrued investment income	790	699
Deferred federal income tax assets, net	938	660
Other assets	495	579
Separate account assets	133,243	123,292
Total admitted assets	$209,775	$190,562
Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$59,619	$51,794
Policyholders’ dividend accumulation	345	361
Asset valuation reserve	1,200	950
Payable for securities	1,262	845
Securities lending payable	295	247
Funds held under coinsurance	1,226	1,199
Other liabilities	1,113	1,018
Accrued transfers from separate accounts	(1,842)	(1,685)
Separate account liabilities	133,243	123,292
Total liabilities	$196,461	$178,021
Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Special surplus funds	114	116
Additional paid-in capital	2,626	2,551
Unassigned surplus	9,470	8,770
Total capital and surplus	$13,314	$12,541
Total liabilities, capital and surplus	$209,775	$190,562

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
		(As adjusted)	(As adjusted)

(in millions)	2025	2024	2023
Revenues

Premiums and annuity considerations	$21,167	$16,493	$14,702

Net investment income	3,201	3,329	3,136

Other revenues	2,487	2,765	2,390

Total revenues	$26,855	$22,587	$20,228

Benefits and expenses

Benefits to policyholders and beneficiaries	$20,156	$20,861	$17,431

Increase in reserves for future policy benefits and claims	8,438	1,967	3,747

Net transfers from separate accounts	(4,518)	(3,401)	(3,725)

Commissions	972	843	766

Reserve adjustment on reinsurance assumed	(112)	(144)	(153)

Other expenses	783	766	702

Total benefits and expenses	$25,719	$20,892	$18,768

Income before federal income taxes and net realized capital losses on investments	$1,136	$1,695	$1,460

Federal income tax expense	65	68	108

Income before net realized capital losses on investments	$1,071	$1,627	$1,352

Net realized capital losses on investments, net of federal income tax expense (benefit) of $19, $1 and $(4) in 2025, 2024 and 2023, respectively, and excluding $(32), $(53) and $(30) of net realized capital losses transferred to the interest maintenance reserve in 2025, 2024 and 2023, respectively	(388)	(476)	(402)

Net income	$683	$1,151	$950

 See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Special surplus funds	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2022 (As adjusted)	$4	$1,100	$-	$2,316	$6,774	$10,194

Net income	-	-	-	-	950	950

Change in asset valuation reserve	-	-	-	-	(103)	(103)

Change in deferred income taxes	-	-	-	-	132	132

Change in net unrealized capital gains and losses, net of tax benefit of $37	-	-	-	-	(77)	(77)

Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	-	93	-	(126)	(33)

Capital contributions from Nationwide Financial Services, Inc.	-	-	-	135	-	135

Other, net	-	-	-	-	35	35

Balance as of December 31, 2023 (As adjusted)	$4	$1,100	$93	$2,451	$7,585	$11,233

Net income	-	-	-	-	1,151	1,151

Change in asset valuation reserve	-	-	-	-	(109)	(109)

Change in deferred income taxes	-	-	-	-	28	28

Change in net unrealized capital gains and losses, net of tax expense of $53	-	-	-	-	32	32

Change in nonadmitted assets	-	-	-	-	66	66

Capital contributions from Nationwide Financial Services, Inc.	-	-	-	100	-	100

Other, net	-	-	23	-	17	40

Balance as of December 31, 2024 (As adjusted)	$4	$1,100	$116	$2,551	$8,770	$12,541

Net income	-	-	-	-	683	683

Change in asset valuation reserve	-	-	-	-	(250)	(250)

Change in deferred income taxes	-	-	-	-	274	274

Change in net unrealized capital gains and losses, net of tax expense of $26	-	-	-	-	(36)	(36)

Change in nonadmitted assets	-	-	-	-	12	12

Capital contributions from Nationwide Financial Services, Inc.	-	-	-	75	-	75

Other, net	-	-	(2)	-	17	15

Balance as of December 31, 2025	$4	$1,100	$114	$2,626	$9,470	$13,314

 See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
		(As adjusted)	(As adjusted)
(in millions)	2025	2024	2023
Cash flows from operating activities:
Premiums collected, net of reinsurance	$21,161	$16,486	$14,707
Net investment income	3,206	3,570	2,775
Other revenue	2,522	2,441	2,022
Policy benefits and claims paid	(20,146)	(20,874)	(17,582)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,642)	(1,455)	(1,268)
Net transfers from separate accounts	4,361	3,264	3,775
Policyholders’ dividends paid	(29)	(28)	(28)
Federal income taxes (paid) recovered	(126)	(93)	98
Net cash provided by operating activities	$9,307	$3,311	$4,499

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$6,397	$6,589	$2,595
Stocks	70	60	46
Mortgage loans	1,097	754	635
Other invested assets and other	877	769	467
Total investment proceeds	$8,441	$8,172	$3,743
Cost of investments acquired:
Bonds	$(11,022)	$(8,665)	$(6,256)
Stocks	(1,579)	(438)	(35)
Mortgage loans	(1,697)	(1,206)	(1,370)
Derivatives	(478)	(302)	(556)
Other invested assets and other	(1,332)	(862)	(766)
Total investments acquired	$(16,108)	$(11,473)	$(8,983)
Net increase in policy loans	(6)	(69)	(37)
Net cash used in investing activities	$(7,673)	$(3,370)	$(5,277)
Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$75	$100	$135
Net change in deposits on deposit-type contract funds and other insurance liabilities	(600)	499	271
Other cash provided (used)	297	(407)	311
Net cash (used in) provided by financing activities and miscellaneous	$(228)	$192	$717
Net increase (decrease) in cash, cash equivalents and short-term investments	$1,406	$132	$(63)
Cash, cash equivalents and short-term investments at beginning of year	1,693	1,561	1,624
Cash, cash equivalents and short-term investments at end of year	$3,099	$1,693	$1,561
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$459	$386	$385
Intercompany transfer of securities from merger	$-	$-	$203

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed, variable and registered index-linked annuities, public and private sector group retirement plans including retirement guarantee products, life insurance, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Affiliates that market products directly to a customer base include the agency distribution force of the Company’s ultimate majority parent company, NMIC, Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2025 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Nationwide Life and Benefits Insurance Company (“NLBIC”), Jefferson National Life Insurance Company (“JNL”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”), Nationwide Investment Advisors, LLC (“NIA”), The Association Benefits Solution, LLC (“TABS”) and NSM Sales Corporation (“NSM”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a dormant Vermont domiciled special purpose financial insurance company and a nonadmitted subsidiary. NWSBL is an Ohio limited liability company that offers a securities-backed consumer lending product and is a nonadmitted subsidiary. NLBIC primarily offers medical stop loss insurance. JNL primarily offers individual deferred fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor and a nonadmitted subsidiary. TABS is a program manager for self-funded group health programs. NSM is an agency and a nonadmitted subsidiary. See Note 3 for additional information on business combinations.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2025 and 2024, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Basis of Presentation

Effective July 1, 2025 and pursuant to a merger agreement, Jefferson National Life Insurance Company of New York (“JNLNY”), a New York stock life insurance company and previous subsidiary of JNL, was merged with and into the Company, with the Company continuing as the surviving entity. The merger was deemed a statutory merger. All shares of JNLNY were cancelled and the outstanding surplus balance was merged into the Company’s total capital and surplus. There was not a material impact on the Company’s capital and surplus as a result of the merger. All statutory financial statements and accompanying notes as of and for the years ended December 31, 2024 and 2023, have been adjusted to reflect this merger.

Effective October 1, 2023, Jefferson National Financial Corporation (“JNFC”), a holding company and wholly-owned subsidiary of the Company, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of JNFC were merged with and into the Company, with the Company continuing as the surviving entity. Concurrently, JNL, a wholly-owned subsidiary of JNFC prior to the merger, became a wholly-owned subsidiary of the Company. There was not a material impact on the Company’s capital and surplus as a result of the merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NLIC and NLAIC have elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed annuity and fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Effective October 1, 2023, Eagle was granted a permitted practice from the Department, allowing Eagle to carry a reinsurance recoverable asset under an excess of loss reinsurance agreement with a third-party reinsurer as an admitted asset.

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to NLAIC’s recapture of the reinsurance agreements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	State of domicile	2025	December 31, (As adjusted) 2024	(As adjusted) 2023
Net Income
Statutory Net Income		OH	$683	$1,151	$950
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	231	270	110
Reserves for indexed annuities	51	OH	(240)	(308)	(75)
Tax impact	101	OH	2	8	(7)
NAIC SAP			$676	$1,121	$978

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

			As of December 31,
(in millions)	SSAP #	State of domicile	2025	(As adjusted) 2024
Surplus
Statutory Capital and Surplus		OH	$13,314	$12,541
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	584	350
Reserves for indexed annuities	51	OH	(631)	(389)
Tax impact	101	OH	10	8
Subsidiary Valuation - NLAIC	51, 86, 101	OH	417	227
Subsidiary valuation - Eagle	51	OH	(669)	(529)
State Permitted Practice:
Subsidiary valuation - Eagle	61R	OH	(895)	(861)
NAIC SAP			$12,130	$11,347

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

•	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

•

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

•

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

•

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

•	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

•	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

•	surplus notes are accounted for as a component of capital and surplus;

•	costs related to successful policy acquisitions are charged to operations in the year incurred;

•	negative cash balances are reported as negative assets;

•	certain income and expense items are charged or credited directly to capital and surplus;

•	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

•	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

•	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

•	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

•	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

•	Certain assets and liabilities are reported net of ceded reinsurance balances; and

•	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

•	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

•

investments in redeemable preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

•	other-than-temporary impairments on bonds, excluding asset-backed securities, are measured based on fair value and are not reversible;

•	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds and other tax credit investments (“Tax Credit Funds”);

•	the allowable earned yield method is utilized to determine the value of residual interest securitizations;

•

admitted subsidiary, controlled and affiliated (“SCA”) entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

•

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

•

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

•	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

•	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Derivative Instruments

•	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

•

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

•	interest earned on derivatives is charged to net investment income; and

•	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

•	Goodwill is limited to 10% of the prior reporting period’s adjusted capital and surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

•	goodwill is amortized and charged to surplus.

Federal Income Taxes

•

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of adjusted capital and surplus); and

•	unrecognized tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

•

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

The Company calculated its reserves for variable annuities using a stochastic reserve or alternate methodology, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Redeemable preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks and perpetual preferred stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Asset-backed securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in asset-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company periodically reviews asset-backed securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC, NLBIC, JNL and Eagle, are carried using the equity method of accounting applicable to U.S. insurance SCA entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. The Company’s investment in NISC, NIA and TABS, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance SCA entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, NLBIC, JNL and NISC are included in stocks, and the investments in Eagle and TABS are included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months, outstanding unsecured promissory notes with initial maturity dates of less than three months with certain affiliates and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies, residuals, surplus notes, debt, joint ventures and the investments in Eagle and TABS. Except for investments in certain tax credit funds and residual interests, these investments are primarily recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $3.4 billion, $3.2 billion and $3.1 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2025, 2024 and 2023, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2043. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $2.4 billion as of December 31, 2025, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and asset-backed securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for asset-backed securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. See Note 3 for additional information on goodwill.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2025 and 2024, and 46% and 47% of the number of life insurance policies in force in 2025 and 2024, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2025 and 2024.

Recently Adopted Accounting Standards

Effective January 1, 2025, the Company adopted revisions to Statutory Statement of Accounting Principles (“SSAP”) No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and SSAP No. 21 – Other Admitted Assets (“SSAP No. 21”), in conformity with the NAIC’s revised guidance to develop a principles-based definition for debt securities qualifying for reporting as a bond. The adopted revisions require the assessment of securities to focus on their substance rather than legal form, updated the accounting and reporting guidance for debt securities that qualify for reporting as a bond, updated the accounting and reporting guidance for debt securities that do not qualify for reporting as a bond and updated guidance for the accounting and reporting of residual interests. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

Effective January 1, 2025, the Company adopted the revisions to SSAP No. 21 for residual interests reported as Other Invested Assets. Residual interests, previously measured under the equity method of accounting, are now measured under the Allowable Earned Yield method with any unrealized gains and losses recognized as realized as of the date of adoption. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

Effective January 1, 2025, the Company adopted the revisions to SSAP No. 93 – Investments in Tax Credit Structures and SSAP No. 94 –State and Federal Tax Credits. The revisions to SSAP No. 93 expand the scope of tax credit investments required to use the proportional amortization method and include additional annual disclosure requirements. The revisions to SSAP No. 94 require purchased tax credits to be recorded at face value with any discount deferred as other liabilities. Additional annual disclosures are also required as part of the revisions to SSAP No. 94. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $19 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2025 and 2024, the Company has $114 million and $116 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through March 23, 2026, the date the statutory financial statements were issued.

(3)	Business Combinations and Goodwill

On July 1, 2025, the Company completed its acquisition of the group health business of The Allstate Corporation (“Allstate”), which comprises NLBIC, formerly known as Direct General Life Insurance Company, TABS and NSM, for $1.24 billion. As a result of the acquisition, NLBIC, TABS and NSM became wholly-owned subsidiaries of the Company. The acquisition of NLBIC resulted in goodwill of $844 million. Goodwill amortization for the year ended December 31, 2025 related to the purchase was $42 million. NLBIC, based in Charleston, South Carolina, assumes medical stop loss through reinsurance agreements with unaffiliated entities of Allstate that sells its products through a diverse distribution network. Additionally, NLBIC underwrites individual term life insurance policies that are 100% ceded to an unaffiliated entity of Allstate through a reinsurance agreement.

On, March 1, 2017, The Company purchased all of the stock of JNFC. See Note 2 for additional information regarding the merger of JNFC with and into the Company, resulting in JNL being the wholly-owned subsidiary acquired.

The following transactions were accounted for as statutory purchases:

(in millions)	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill

Jefferson National Life Insurance Company	3/1/2017	$203	$162	$162	$19	$16	$226	8%

Nationwide Life and Benefits Insurance Company	7/1/2025	$1,072	$844	$844	$802	$42	$1,056	76%

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(4)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total

December 31, 2025

Subject to discretionary withdrawal:

With market value adjustment	$15,117	$33	$-	$15,150	16%

At book value less current surrender charge of 5% or more	3,566	-	-	3,566	4%

At fair value	-	-	68,407	68,407	73%

Total with market value adjustment or at fair value	$18,683	$33	$68,407	$87,123	93%

At book value without adjustment (minimal or no charge or adjustment)	3,416	-	6	3,422	4%

Not subject to discretionary withdrawal	3,065	-	57	3,122	3%

Total, gross	$25,164	$33	$68,470	$93,667	100%

Less: Reinsurance ceded	(81)	-	-	(81)

Total, net	$25,083	$33	$68,470	$93,586

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$615	$-	$-	$615

(As Adjusted)

December 31, 2024

Subject to discretionary withdrawal:

With market value adjustment	$7,075	$41	$-	$7,116	8%

At book value less current surrender charge of 5% or more	2,849	-	-	2,849	4%

At fair value	-	-	64,880	64,880	80%

Total with market value adjustment or at fair value	$9,924	$41	$64,880	$74,845	92%

At book value without adjustment (minimal or no charge or adjustment)	3,446	-	5	3,451	4%

Not subject to discretionary withdrawal	2,867	-	56	2,923	4%

Total, gross	$16,237	$41	$64,941	$81,219	100%

Less: Reinsurance ceded	(88)	-	-	(88)

Total, net	$16,149	$41	$64,941	$81,131

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65

1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total

December 31, 2025

Subject to discretionary withdrawal:

With market value adjustment	$15,258	$1,681	$-	$16,939	40%

At book value less current surrender charge of 5% or more	-	-	-	-	0%

At fair value	-	-	20,217	20,217	48%

Total with market value adjustment or at fair value	$15,258	$1,681	$20,217	$37,156	88%

At book value without adjustment (minimal or no charge or adjustment)	3,366	-	-	3,366	8%

Not subject to discretionary withdrawal	1,102	508	2	1,612	4%

Total, gross	$19,726	$2,189	$20,219	$42,134	100%

Less: Reinsurance ceded	(4)	-	-	(4)

Total, net	$19,722	$2,189	$20,219	$42,130

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$-	$-	$-	$-

December 31, 2024

Subject to discretionary withdrawal:

With market value adjustment	$16,049	$1,696	$-	$17,745	42%

At book value less current surrender charge of 5% or more	-	-	-	-	0%

At fair value	-	-	19,048	19,048	46%

Total with market value adjustment or at fair value	$16,049	$1,696	$19,048	$36,793	88%

At book value without adjustment (minimal or no charge or adjustment)	3,558	-	-	3,558	8%

Not subject to discretionary withdrawal	1,175	478	2	1,655	4%

Total, gross	$20,782	$2,174	$19,050	$42,006	100%

Less: Reinsurance ceded	(26)	-	-	(26)

Total, net	$20,756	$2,174	$19,050	$41,980

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$-	$-	$-	$-

1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total

December 31, 2025

Subject to discretionary withdrawal:

With market value adjustment	$1	$-	$1	0%

At fair value	9	-	9	0%

Total with market value adjustment or at fair value	$10	$-	$10	0%

At book value without adjustment (minimal or no charge or adjustment)	833	1	834	19%

Not subject to discretionary withdrawal	3,517	19	3,536	81%

Total, gross	$4,360	$20	$4,380	100%

Less: Reinsurance ceded	-	-	-

Total, net	$4,360	$20	$4,380

(As adjusted)

December 31, 2024

Subject to discretionary withdrawal:

With market value adjustment	$1	$-	$1	0%

At fair value	10	-	10	0%

Total with market value adjustment or at fair value	$11	$-	$11	0%

At book value without adjustment (minimal or no charge or adjustment)	836	2	838	17%

Not subject to discretionary withdrawal	4,113	18	4,131	83%

Total, gross	$4,960	$20	$4,980	100%

Less: Reinsurance ceded	-	-	-

Total, net	$4,960	$20	$4,980

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2025	(As adjusted) 2024

Life, accident and health annual statement:

Annuities, net (excluding supplemental contracts with life contingencies)	$44,793	$36,892

Supplemental contracts with life contingencies, net	12	13

Deposit-type contracts	4,360	4,960

Subtotal	$49,165	$41,865

Separate accounts annual statement:

Annuities, net (excluding supplemental contracts with life contingencies)	$90,911	$86,206

Other contract deposit funds	20	20

Subtotal	$90,931	$86,226

Total annuity actuarial reserves and deposit fund liabilities, net	$140,096	$128,091

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

December 31, 2025

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value	$-	$50	$50	$-	$-	$-

Universal life	2,526	2,520	2,699	-	-	-

Universal life with secondary guarantees	519	472	1,286	-	-	-

Indexed universal life with secondary guarantees	486	400	519	-	-	-

Other permanent cash value life insurance	-	1,765	2,225	-	-	-

Variable life	3,533	3,572	3,703	40,177	40,174	40,278

Subtotal	$7,064	$8,779	$10,482	$40,177	$40,174	$40,278

Not subject to discretionary withdrawal or no cash value:

Term policies without cash value	-	-	119	-	-	-

Accidental death benefits	-	-	1	-	-	-

Disability - active lives	-	-	20	-	-	-

Disability - disabled lives	-	-	60	-	-	-

Miscellaneous reserves	-	-	36	-	-	-

Total, gross	$7,064	$8,779	$10,718	$40,177	$40,174	$40,278

Less: Reinsurance ceded	(7)	(7)	(135)	-	-	-

Total, net	$7,057	$8,772	$10,583	$40,177	$40,174	$40,278

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

December 31, 2024

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value	$-	$50	$50	$-	$-	$-

Universal life	2,560	2,568	2,729	-	-	-

Universal life with secondary guarantees	486	430	1,154	-	-	-

Indexed universal life with secondary guarantees	408	327	438	-	-	-

Other permanent cash value life insurance	-	1,838	2,305	-	-	-

Variable life	3,125	3,166	3,295	35,196	35,192	35,277

Subtotal	$6,579	$8,379	$9,971	$35,196	$35,192	$35,277

Not subject to discretionary withdrawal or no cash value:

Term policies without cash value	-	-	127	-	-	-

Accidental death benefits	-	-	1	-	-	-

Disability - active lives	-	-	18	-	-	-

Disability - disabled lives	-	-	60	-	-	-

Miscellaneous reserves	-	-	32	-	-	-

Total, gross	$6,579	$8,379	$10,209	$35,196	$35,192	$35,277

Less: Reinsurance ceded	(8)	(8)	(138)	-	-	-

Total, net	$6,571	$8,371	$10,071	$35,196	$35,192	$35,277

The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,

(in millions)	2025	2024

Life, accident and health annual statement:

Life insurance, net	$10,477	$9,971

Accidental death benefits, net	1	1

Disability - active lives, net	20	18

Disability - disabled lives, net	54	54

Miscellaneous reserves, net	31	27

Subtotal	$10,583	$10,071

Separate accounts annual statement:

Life insurance[1]	$40,591	$35,585

Subtotal	$40,591	$35,585

Total life insurance actuarial reserves, net	$51,174	$45,656

1	Life insurance account value, cash value and reserve include separate accounts with guarantees of $313 million and $308 million for universal life as of December 31, 2025 and 2024, respectively.

The total direct premium written by managing general agents and third-party administrators was $536 million, $528 million and $451 million as of December 31, 2025, 2024 and 2023, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(5)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2025		(As adjusted) December 31, 2024
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$74,756	$-	$70,824	$-
Group annuities	17,164	-	16,203	-
Life insurance	40,806	-	35,783	-
Pension risk transfer group annuities	517	-	482	-
Total	$133,243	$-	$123,292	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2025	$21	$742
2024	$25	$741
2023	$78	$780
2022	$79	$722
2021	$12	$674

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in private placement separate accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a private placement separate account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2025
Premiums, considerations or deposits	$174	$-	$8,758	$8,932
Reserves
For accounts with assets at:
Fair value	$1,616	$99	$128,987	$130,702
Amortized cost	821	-	-	821
Total reserves[1]	$2,437	$99	$128,987	$131,523
By withdrawal characteristics:
With market value adjustment	$1,616	$99	$-	$1,715
At fair value	-	-	128,902	128,902
At book value without market value adjustment and with current surrender charge less than 5%	313	-	7	320
Subtotal	$1,929	$99	$128,909	$130,937
Not subject to discretionary withdrawal	508	-	78	586
Total reserves[1]	$2,437	$99	$128,987	$131,523

1

The total reserves balance does not equal the liabilities related to separate accounts of $133.2 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.7 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions) (As Adjusted)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$500	$-	$9,298	$9,798
Reserves
For accounts with assets at:
Fair value	$1,629	$108	$119,288	$121,025
Amortized cost	786	-	-	786
Total reserves[1]	$2,415	$108	$119,288	$121,811
By withdrawal characteristics:
With market value adjustment	$1,629	$108	$-	$1,737
At fair value	-	-	119,205	119,205
At book value without market value adjustment and with current surrender charge less than 5%	308	-	7	315
Subtotal	$1,937	$108	$119,212	$121,257
Not subject to discretionary withdrawal	478	-	76	554
Total reserves[1]	$2,415	$108	$119,288	$121,811

1

The total reserves balance does not equal the liabilities related to separate accounts of $123.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.5 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

		December 31,
(in millions)	2025	(As adjusted) 2024	(As adjusted) 2023
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$8,932	$9,798	$6,300
Transfers from separate accounts	(12,987)	(12,882)	(9,461)
Net transfers from separate accounts	$(4,055)	$(3,084)	$(3,161)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(698)	(431)	(889)
Fees not included in general account transfers	71	57	41
Other miscellaneous adjustments not included in the general account balance	164	57	284
Net transfers as reported in the statutory statements of operations	$(4,518)	$(3,401)	$(3,725)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(6)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2025
Bonds:
Issuer credit obligations:
U.S. Government obligations	$24	$-	$-	$24
Other U.S. Government securities obligations	70	3	-	73
Non-U.S. Sovereign jurisdiction securities	1,251	29	38	1,242
Municipal bonds – general obligations (direct and guaranteed)	516	14	24	506
Municipal bonds – special revenue	3,177	32	307	2,902
Project finance bonds issued by operating entities (unaffiliated)	1,525	17	58	1,484
Corporate bonds (unaffiliated)	31,848	462	1,648	30,662
Mandatory convertible bonds (unaffiliated)	2	-	-	2
Single entity backed obligations (unaffiliated)	446	5	25	426
Bonds issued by funds representing operating entities	65	-	-	65
Bank loans – issued (unaffiliated)	733	4	12	725
Other issuer credit obligations (unaffiliated)	705	9	21	693
Total issuer credit obligations	$40,362	$575	$2,133	$38,804
Asset-backed securities:
Agency residential mortgage-backed securities – guaranteed	16	-	-	16
Agency residential mortgage-backed securities – not/partially guaranteed	699	7	55	651
Non-agency residential mortgage-backed securities (unaffiliated)	1,210	9	26	1,193
Non-agency commercial mortgage-backed securities (unaffiliated)	1,250	2	62	1,190
Non-agency – CLOs/CBOs/CDOs (unaffiliated)	4,193	24	7	4,210
Other financial – self-liquidating (unaffiliated)	886	6	-	892
Financial – not self-liquidating equity backed securities (unaffiliated)	932	8	1	939
Other financial – not self-liquidating (unaffiliated)	343	1	28	316
Non-financial – practical expedient lease-backed securities
(unaffiliated)	15	-	-	15
Other non-financial – full analysis (unaffiliated)	587	4	1	590
Total asset-backed securities	$10,131	$61	$180	$10,012
Total bonds	$50,493	$636	$2,313	$48,816
Common stocks unaffiliated	$272	$-	$-	$272
Preferred stocks unaffiliated	26	-	-	26
Total unaffiliated stocks[1]	$298	$-	$-	$298
Total bonds and unaffiliated stocks[1]	$50,791	$636	$2,313	$49,114

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2024 (As adjusted)
Bonds:
U.S. Government	$68	$-	$1	$67
States, territories and possessions	823	4	69	758
Political subdivisions	289	5	22	272
Special revenues	2,893	23	317	2,599
Industrial and miscellaneous	32,850	191	2,484	30,557
Loan-backed and structured securities	8,879	50	257	8,672
Total bonds	$45,802	$273	$3,150	$42,925
Common stocks unaffiliated	$221	$-	$-	$221
Preferred stocks unaffiliated	42	-	-	42
Total unaffiliated stocks[1]	$263	$-	$-	$263
Total bonds and unaffiliated stocks[1]	$46,065	$273	$3,150	$43,188

1

Excludes affiliated common stocks with a carrying value of $5.0 billion and $3.7 billion as of December 31, 2025 and 2024, respectively. Affiliated common stocks include investment in NLAIC, NLBIC and JNL of $3.7 billion, $1.1 billion and $226 million as of December 31, 2025, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.5 billion and $209 million as of December 31, 2024, respectively.

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2025 and 2024.

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2025. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$2,127	$2,121
Due after one year through five years	12,502	12,461
Due after five years through ten years	13,550	13,473
Due after ten years through twenty years	12,653	12,199
Due after twenty years	9,661	8,562
Total bonds	$50,493	$48,816

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2025
Bonds:
Issuer credit obligations	$2,013	$53	$18,877	$2,141	$20,890	$2,193
Asset-backed securities	970	3	2,007	181	2,977	185
Total bonds	$2,983	$56	$20,884	$2,322	$23,867	$2,378

(As adjusted)
December 31, 2024
Bonds:
U.S. Government	$54	$1	$3	$-	$57	$1
States, territories and possessions	281	10	326	60	606	69
Political subdivisions	12	1	137	21	149	22
Special revenues	439	16	1,686	301	2,125	317
Industrial and miscellaneous	5,205	165	18,171	2,484	23,375	2,649
Loan-backed and structured securities	359	2	2,177	258	2,537	260
Total bonds	$6,350	$195	$22,500	$3,124	$28,849	$3,318
Common stocks unaffiliated	$-	$-	$-	$-	$-	$-
Preferred stocks unaffiliated	3	-	1	-	4	-
Total unaffiliated stocks	$3	$-	$1	$-	$4	$-
Total bonds and unaffiliated stocks	$6,353	$195	$22,501	$3,124	$28,853	$3,318

As of December 31, 2025, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

As of December 31, 2025 and 2024, the Company had no intent to sell asset-backed securities identified as having an other-than-temporary impairment.

Mortgage Loans, Net of Allowance

As of December 31, 2025 and 2024, the Company’s amortized cost of mortgage loans were $10.3 billion and $9.6 billion with no allowance for credit losses, respectively.

As of December 31, 2025 and 2024, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2025
Apartment	$3,772	$140	$3,912	$3,741	$171	$3,912
Industrial	2,533	87	2,620	2,555	65	2,620
Office	822	183	1,005	1,002	3	1,005
Retail	1,896	7	1,903	1,896	7	1,903
Other	238	8	246	201	45	246
Total[1]	$9,261	$425	$9,686	$9,395	$291	$9,686
Weighted average DSC ratio	2.07	1.68	2.05	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	62%	59%	62%

December 31, 2024
Apartment	$3,790	$58	$3,848	$3,771	$77	$3,848
Industrial	1,977	62	2,039	2,039	-	2,039
Office	902	178	1,080	1,046	34	1,080
Retail	1,974	12	1,986	1,978	8	1,986
Other	250	-	250	207	43	250
Total[1]	$8,893	$310	$9,203	$9,041	$162	$9,203
Weighted average DSC ratio	2.16	1.39	2.13	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	72%	60%

1	Excludes $575 million and $416 million of commercial mortgage loans that were under development as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company has a diversified mortgage loan portfolio with no more than 23% and 22%, respectively, in a geographic region in the U.S., no more than 43% and 44%, respectively, in a property type and no more than 2% and 1%, respectively, with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2025 were 13.0% and 4.5%, respectively, and for those originated or acquired during 2024 were 12.0% and 5.1%, respectively. As of December 31, 2025 and 2024, the maximum LTV ratio of any one loan at the time of loan origination was 99% and 89%, respectively. As of December 31, 2025 and 2024, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $1.6 billion and $1.1 billion as of December 31, 2025 and 2024, respectively. The Company held $295 million and $247 million of cash collateral on securities lending as of December 31, 2025 and 2024, respectively. The carrying value and fair value of reinvested collateral assets were $295 million and $247 million and had a contractual maturity of under 30 days as of December 31, 2025 and 2024, respectively. The fair value of bonds acquired with reinvested collateral assets was $300 million and $252 million as of December 31, 2025 and 2024, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $1.3 billion and $834 million of non-cash collateral on securities lending as of December 31, 2025 and 2024, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

(in millions)	2025	December 31, (As adjusted) 2024	(As adjusted) 2023
Bonds	$2,206	$2,151	$1,917
Mortgage loans	463	413	357
Other invested assets	474	740	868
Policy loans	47	46	43
Derivative instruments[1]	35	39	24
Other	122	83	62
Gross investment income	$3,347	$3,472	$3,271
Investment expenses	(146)	(143)	(135)
Net investment income	$3,201	$3,329	$3,136

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2025 and 2024 was immaterial. Investment income due and accrued as of December 31, 2025 and 2024 that was admitted was $790 million and $699 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

(in millions)	2025	December 31, 2024	2023
Net realized capital losses on sales and maturities	$(23)	$(47)	$(37)
Net realized derivative losses	(367)	(445)	(378)
Other-than-temporary impairments and other	(11)	(36)	(21)
Total net realized capital losses	$(401)	$(528)	$(436)
Tax expense (benefit) on net losses	19	1	(4)
Net realized capital (losses), net of tax	$(420)	$(529)	$(432)
Less: Net realized capital losses transferred to the IMR	(32)	(53)	(30)
Net realized capital losses, net of tax and transfers to the IMR	$(388)	$(476)	$(402)

For the year ended December 31, 2025, gross realized gains and gross realized losses on sales of bonds were $3 million and $15 million, respectively. For the year ended December 31, 2024, gross realized gains and gross realized losses on sales of bonds were $29 million and $97 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales and of bonds were $25 million and $64 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2025, 2024 and 2023.

Investment Commitments

The Company had unfunded commitments related to other invested assets totaling $2.4 billion and $1.3 billion as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, there were $941 million and $267 million of commitments to purchase private placement bonds, respectively. There were $347 million and $434 million of outstanding commitments to fund mortgage loans as of December 31, 2025 and 2024, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Restricted Assets

The following table summarizes the total nonadmitted restricted assets and total admitted restricted assets for the year ended December 31, 2025 and 2024.

	Total admitted restricted assets
(in millions)	2025	2024
Collateral held under security lending agreements[1]	$295	$247
Federal Home Loan Bank capital stock	155	182
Pledged as collateral to the Federal Home Loan Bank (including assets backing funding agreements)	5,392	5,442
Pledged as collateral not captured in other categories	293	298
Assets held under modified coinsurance reinsurance agreements	442	435
Assets held under funds withheld reinsurance agreements	1,229	1,199
Other restricted assets	3	3
Total restricted assets	$7,809	$7,807

1	Excludes $1.3 billion and $834 million of off-balance sheet securities as of December 31, 2025 and 2024, respectively.

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps, bond forwards and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2025 and 2024, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2025
Interest rate swaps	$1,471	$-	$-	$-	$-
Options	282	3	8	-	-
Cross currency swaps	2,178	1	111	(66)	-
Futures	2,128	-	-	-	-
Total derivatives[1]	$6,059	$4	$119	$(66)	$-

December 31, 2024
Interest rate swaps	$2,483	$-	$-	$-	$-
Options	196	2	4	-	-
Cross currency swaps	1,748	170	172	(11)	1
Futures	1,852	-	-	-	-
Total return swaps	600	16	16	-	-
Total derivatives[1]	$6,879	$188	$192	$(11)	$1

1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2025 and 2024.

The Company received $966 million and $717 million of cash collateral and held $135 million and $125 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2025 and 2024, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2025 and 2024. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $35 million and $10 million as of December 31, 2025 and 2024, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $219 million and $229 million as of December 31, 2025 and 2024, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
(in millions)	2025	December 31, 2024	2023	2025	December 31, 2024	2023
Cross currency swaps	$-	$1	$-	$(169)	$78	$(43)
Futures	(392)	(446)	(378)	(35)	131	(173)
Total return swaps	25	-	-	(16)	16	-
Total	$(367)	$(445)	$(378)	$(220)	$225	$(216)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2025:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds:
Issuer credit obligations	$-	$6	$-	$-	$6
Asset-backed securities	-	10	-	-	10
Total bonds	$-	$16	$-	$-	$16
Common stocks unaffiliated	79	155	-	38	272
Preferred stocks unaffiliated	-	18	8	-	26
Separate account assets	120,562	1,624	25	9,674	131,885
Assets at fair value	$120,641	$1,813	$33	$9,712	$132,199

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2025:

(in millions)	Common stocks unaffiliated	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2024	$-	$10	$35	$45
Net gains (losses):
In net income	5	-	-	5
In surplus	-	1	(5)	(4)
Purchases	-	3	-	3
Sales	(5)	(6)	(5)	(16)
Balance as of December 31, 2025	$-	$8	$25	$33

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

(in millions) (As adjusted)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	39	182	-	-	221
Preferred stocks unaffiliated	-	32	10	-	42
Derivative assets	-	16	-	-	16
Separate account assets	112,593	1,558	35	7,927	122,113
Assets at fair value	$112,632	$1,799	$45	$7,927	$122,403

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2024:

(in millions)	Common stocks unaffiliated	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2023	$-	$7	$51	$58
Net gains (losses):
In surplus	-	(1)	5	4
Purchases	-	4	-	4
Sales	-	-	(21)	(21)
Balance as of December 31, 2024	$-	$10	$35	$45

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value

(in millions)	Level 1	Level 2	Level 3	NAV	Total fair value	Carrying value
December 31, 2025
Assets:
Bonds:
Issuer credit obligations	$24	$30,310	$8,464	$-	$38,798	$40,357
Asset-backed securities	-	7,436	2,566	-	10,002	10,120
Total bonds	$24	$37,746	$11,030	$-	$48,800	$50,477
Mortgage loans, net of allowance	-	-	9,414	-	9,414	10,261
Policy loans	-	-	1,044	-	1,044	1,044
Derivative assets	-	111	8	-	119	85
Cash, cash equivalents and short-term investments	230	2,795	74	-	3,099	3,099
Securities lending collateral assets	294	-	-	-	294	294
Other invested assets	-	88	154	88	330	335
Separate account assets	-	683	646	-	1,329	1,359
Total assets	$548	$41,423	$22,370	$88	$64,429	$66,954
Liabilities:
Investment contracts	$-	$-	$3,003	$-	$3,003	$3,003
Derivative liabilities	-	66	-	-	66	81
Total liabilities	$-	$66	$3,003	$-	$3,069	$3,084

(As adjusted)
December 31, 2024
Assets:
Bonds	$67	$36,104	$6,743	$-	$42,914	$45,791
Mortgage loans, net of allowance	-	-	8,446	-	8,446	9,619
Policy loans	-	-	1,038	-	1,038	1,038
Derivative assets	-	172	4	-	176	178
Cash, cash equivalents and short-term investments	(61)	1,753	-	-	1,692	1,692
Securities lending collateral assets	247	-	-	-	247	247
Separate account assets	37	749	352	-	1,138	1,179
Total assets	$290	$38,778	$16,583	$-	$55,651	$59,744
Liabilities:
Investment contracts	$-	$-	$3,306	$-	$3,306	$3,605
Derivative liabilities	-	11	-	-	11	6
Total liabilities	$-	$11	$3,306	$-	$3,317	$3,611

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

(9)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

(in millions)	Ordinary	December 31, 2025 Capital	Total
Total gross deferred tax assets	$1,175	$6	$1,181
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$1,175	$6	$1,181
Less: Deferred tax assets nonadmitted	(139)	-	(139)
Net admitted deferred tax assets	$1,036	$6	$1,042
Less: Deferred tax liabilities	(59)	(45)	(104)
Net admitted deferred tax assets	$977	$(39)	$938

(in millions) (As adjusted)	Ordinary	December 31, 2024 Capital	Total
Total gross deferred tax assets	$951	$4	$955
Statutory valuation allowance adjustment	(1)	-	(1)
Adjusted gross deferred tax assets	$950	$4	$954
Less: Deferred tax assets nonadmitted	(169)	-	(169)
Net admitted deferred tax assets	$781	$4	$785
Less: Deferred tax liabilities	(103)	(22)	(125)
Net admitted deferred tax assets	$678	$(18)	$660

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2025	2024	Change
Adjusted gross deferred tax assets	$1,181	$954	$227
Total deferred tax liabilities	(104)	(125)	21
Net deferred tax assets	$1,077	$829	$248
Less: Tax effect of unrealized gains and losses			(26)
Change in deferred income tax			$274

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

(in millions)	Ordinary	December 31, 2025 Capital	Total
Federal income taxes recoverable through loss carryback	$-	$1	$1
Adjusted gross deferred tax assets expected to be realized[1]	934	3	937
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	102	2	104
Admitted deferred tax assets	$1,036	$6	$1,042

(in millions)	Ordinary	December 31, 2024 Capital	Total
Federal income taxes recoverable through loss carryback	$-	$1	$1
Adjusted gross deferred tax assets expected to be realized[1]	657	2	659
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	124	1	125
Admitted deferred tax assets	$781	$4	$785

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2025 and 2024, the threshold limitation for adjusted capital and surplus was $1.7 billion and $1.8 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $11.6 billion and $11.8 billion as of December 31, 2025 and 2024, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 973% and 1,108% as of December 31, 2025 and 2024, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	Ordinary	December 31, 2025 Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	25.57%	0.00%	25.57%

	Ordinary	December 31, 2024 Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	17.06%	0.33%	17.39%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2025 and 2024.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2025 and 2024.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
	(As adjusted)
(in millions)	2025	2024	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$368	$244	$124
Investments	99	114	(15)
Deferred acquisition costs	411	351	60
Tax credit carry-forward	239	180	59
Other	58	62	(4)
Subtotal	$1,175	$951	$224
Statutory valuation allowance adjustment	$-	$(1)	$1
Nonadmitted	(139)	(169)	30
Admitted ordinary deferred tax assets	$1,036	$781	$255
Capital:
Investments	6	4	2
Subtotal	$6	$4	$2
Admitted capital deferred tax assets	$6	$4	$2
Admitted deferred tax assets	$1,042	$785	$257

Deferred tax liabilities
Ordinary:
Investments	$(33)	$(70)	$37
Future policy benefits and claims	(7)	(15)	8
Other	(19)	(18)	(1)
Subtotal	$(59)	$(103)	$44
Capital:
Investments	(45)	(22)	(23)
Subtotal	$(45)	$(22)	$(23)
Deferred tax liabilities	$(104)	$(125)	$21
Net deferred tax assets	$938	$660	$278

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowance has been established as of December 31, 2025. JNLNY had a valuation allowance of $1 million as of December 31, 2024. Upon the effective date of JNLNY’s statutory merger into NLIC on July 1, 2025, this valuation allowance was released, as it is more likely than not that the Company will generate sufficient taxable income to realize all of JNLNY’s deferred tax assets.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows, for the years ended:

	December 31,
	(As adjusted)		(As adjusted)
(in millions)	2025	2024	2023
Current income tax expense	$84	$69	$104
Change in deferred income tax (without tax on unrealized gains and losses)	(274)	(29)	(132)
Total income tax (benefit) expense reported	$(190)	$40	$(28)

Income before income and capital gains taxes	$767	$1,219	$1,054
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$161	$256	$221
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(156)	(172)	(211)
Tax credits	(201)	(45)	(45)
Other	6	1	7
Total income tax (benefit) expense reported	$(190)	$40	$(28)

The Company incurred an immaterial amount in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The following table summarizes tax credit carry-forwards available as of December 31, 2025:

(in millions)	Amount	Origination	Expiration
Business credits	$23	2022	2042
Business credits	$24	2023	2043
Business credits	$24	2024	2044
Business credits	$168	2025	2045

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial Services, Inc.
Allied Insurance Company of America	Nationwide General Insurance Company
Allied Property & Casualty Insurance Company	Nationwide GSC Holdings, Inc.
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life and Benefits Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Life Insurance Company
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Preferred Insurance Company	NBS Insurance Agency, Inc.
Harleysville Worcester Insurance Company	NFS Distributors, Inc.
Jefferson National Life Insurance Company	NSM Sales Corporation
Jefferson National Life Insurance Company of New York	Registered Investment Advisors Services, Inc.
Lone Star General Agency, Inc.	Retention Alternatives, Ltd.
National Casualty Company	Retention Alternatives Ltd. In Respect of Cell No. 1 Segregated Account
Nationwide Advantage Mortgage Company
Nationwide Affinity Insurance Company of America	Scottsdale Indemnity Company
Nationwide Agent Risk Purchasing Group. Inc.	Scottsdale Insurance Company
Nationwide Agribusiness Insurance Company	Scottsdale Surplus Lines Insurance Company
Nationwide Assurance Company	Titan Insurance Company
Nationwide Cash Management Company	Titan Insurance Services, Inc.
Nationwide Corporation	Veterinary Pet Insurance Company
Nationwide Financial Assignment Company	Victoria Fire & Casualty Company
Nationwide Financial General Agency, Inc.	Victoria Select Insurance Company
VPI Services, Inc.

The method of allocation among the companies is subject to the resolution approved by the Company’s Board of Directors. Allocation is based upon separate return or sub-group aggregated separate return calculations with the Company being reimbursed for the actual Federal income tax benefit of its net operating losses which are actually used to reduce the taxable income of other companies in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2025 and 2024.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Beginning in 2023, the controlled-group of entities of which the Company is a member, has determined that it is an Applicable Reporting Entity for purposes of the Federal corporate alternative minimum tax (“CAMT”). Applicable Reporting Entities are reporting entities that reasonably expect to be Applicable Corporations for the taxable year, either individually as an unaffiliated corporation or as a member of a tax-controlled group of corporations. An entity is an Applicable Corporation if its rolling average pre-tax adjusted financial statement income over three prior years is greater than $1 billion. Except under limited circumstances, once an entity is an Applicable Corporation, it is an Applicable Corporation in all future years.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

On July 4, 2025, the legislation commonly referred to as the One Big Beautiful Bill Act (“OBBBA”) was signed into law. The OBBBA includes various provisions that impact the timing and magnitude of certain tax deductions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework and the restoration of favorable tax treatment for certain business provisions. The OBBBA has multiple effective dates, with certain provisions effective in 2025 and others in later years. The Company has incorporated the provisions that were effective in the financial statements for the period ended December 31, 2025 and assessed that the impacts did not have a material impact on total tax. The Company will continue to assess any future impacts on the Company’s statutory financial statements and will recognize the income tax effects beginning in the period in which they are effective.

(10)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party to a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2025 and 2024.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2025 and 2024.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2025 and 2024.

The amount of interest paid on short-term debt was immaterial in 2025, 2024 and 2023.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2025 and 2024, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $133 million and $160 million in activity stock and an immaterial amount in excess stock as of December 31, 2025 and 2024, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.0 billion and $3.6 billion as of December 31, 2025 and 2024, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Certain outstanding advances are subject to prepayment penalties under these agreements. The maximum amount of aggregate advances from the FHLB were $3.6 billion for the years ended December 31, 2025 and 2024.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2025 and expire June 2026, allow the Company access to borrow up to $1.1 billion. As of December 31, 2025 and 2024, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $5.4 billion (2.6% of total admitted assets) and fair value of $4.9 billion (2.3% of total admitted assets) as of December 31, 2025 and carrying value of $5.4 billion (2.9% of total admitted assets) and fair value of $4.8 billion (2.5% of total admitted assets) as of December 31, 2024 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $5.5 billion and fair value of $5.0 billion for the year ended December 31, 2025, and a carrying value of $5.5 billion and fair value of $4.9 billion for the year ended December 31, 2024.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(11)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)

Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2025
12/19/2001	7.50%	$300	$300	$22	$540	$-	12/31/2031
6/27/2002	8.15%	300	300	25	570	-	6/27/2032
12/23/2003	6.75%	100	100	7	146	-	12/23/2033
12/20/2019	4.21%	400	400	17	101	-	12/19/2059
Total		$1,100	$1,100	$71	$1,357	$-

December 31, 2024
12/19/2001	7.50%	$300	$300	$23	$518	$-	12/31/2031
6/27/2002	8.15%	300	300	24	545	-	6/27/2032
12/23/2003	6.75%	100	100	7	139	-	12/23/2033
12/20/2019	4.21%	400	400	17	84	-	12/19/2059
Total		$1,100	$1,100	$71	$1,286	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(12)	Reinsurance

The Company has 100% coinsurance agreements with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2025, 2024 and 2023 included premiums of $656 million, $643 million and $635 million, respectively, benefits and claims, net of third-party reinsurance recoveries, of $18 million, $23 million, and $73 million respectively, net investment earnings on funds withheld assets of $47 million, $43 million and $55 million, respectively, and an expense allowance for third-party reinsurance premiums of $1 million in each year. As of December 31, 2025 and 2024, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.2 billion in each year. As of December 31, 2025 and 2024, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $40 million and $46 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $129 million and $116 million as of December 31, 2025 and 2024, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $386 million, $354 million and $307 million for the years ended December 31, 2025, 2024 and 2023, respectively, while benefits, claims and expenses ceded were $386 million, $341 million and $301 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statements of operations for 2025, 2024 and 2023 and include considerations of $6 million, $4 million and $46 million, respectively, net investment income of $21 million, $25 million and $31 million, respectively, and benefits, claims and other expenses of $124 million, $145 million and $186 million, respectively. The reserve adjustment for 2025, 2024 and 2023 of $(111) million, $(143) million and $(153) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $516 million and $619 million as of 2025 and 2024, respectively, and amounts payable related to this agreement were $12 million and $2 million as of December 31, 2025 and 2024, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $33 million and $34 million as of December 31, 2025 and 2024, respectively. Total premiums assumed under this treaty were $18 million, $11 million and $12 million during 2025, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $152 million and $154 million as of December 31, 2025 and 2024, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unaffiliated reinsurers. Total reserve credits taken as of December 31, 2025 and 2024 were $218 million and $252 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(13)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates for which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were $19 million and $40 million as of December 31, 2025 and 2024, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $52 million and $56 million as of December 31, 2025 and 2024, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $303 million, $277 million and $245 million for the years ended December 31, 2025, 2024 and 2023, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion as of December 31, 2025 and 2024. Total revenues from these contracts were $118 million, $117 million and $125 million for the years ended December 31, 2025, 2024 and 2023, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $73 million, $76 million and $84 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The amount the Company earned for the years ended December 31, 2025, 2024 and 2023 were immaterial.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2025 and 2024, customer allocations to NVITF totaled $67.1 billion and $65.4 billion, respectively. For the years ended December 31, 2025, 2024 and 2023, NVITF paid the Company $249 million, $246 million and $234 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.7 billion and $1.0 billion as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, amounts on deposit with NCMC were comprised of $1.3 billion and $938 million, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2025, 2024 and 2023 were $52 million, $53 million and $63 million, respectively.

The Company provides commercial mortgage loans to subsidiaries of Nationwide Realty Investors, LTD, a subsidiary of NMIC, with interest rates ranging from 3.62% to 4.90% and maturity dates ranging from January 2031 to July 2041. As of December 31, 2025 and 2024, the Company had $267 million and $286 million, respectively, outstanding under these arrangements.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2025 and 2024, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2025, 2024 and 2023 were immaterial.

During 2025 and 2024, the Company received capital contributions of $75 million and $100 million, respectively, from NFS. During 2026, the Company received an additional capital contribution of $13 million from NFS as of the subsequent event date.

During 2025 and 2024, the Company paid capital contributions to NLAIC of $400 million. During 2026, the Company paid capital contributions to NLAIC of $100 million as of the subsequent event date.

On July 1, 2025, the Company received a dividend distribution from JNL that was declared on June 4, 2025. The distribution, which was recorded at a cost of $8 million, consisted of the outstanding common stock of JNLNY.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end. During 2025, the Company made a surplus contribution to Eagle of $40 million. During 2024, the Company made no surplus contributions to Eagle. During 2025 and 2024 Eagle declared distributions to the Company based on their earned surplus position. On February 10, 2026, the Company received a dividend distribution of $150 million that was declared on December 31, 2025. The dividend receivable was recorded in investment income due and accrued as of December 31, 2025. On November 10, 2025, the Company received a dividend distribution of $106 million that was declared on September 30, 2025. On August 8, 2025, the Company received a total distribution of $314 million that was declared on June 30, 2025 and consisted of a return of contributed surplus of $40 million and a dividend of $274 million. On February 11, 2025, the Company received a dividend distribution of $107 million that was declared on December 31, 2024. The dividend receivable was recorded in investment income due and accrued as of December 31, 2024. On November 8, 2024, the Company received a dividend distribution of $81 million that was declared on September 30, 2024. On August 9, 2024, the Company received a dividend distribution of $131 million that was declared on June 28, 2024. On May 10, 2024, the Company received a dividend distribution of $365 million that was declared on March 29, 2024. On February 9, 2024, the Company received a total distribution of $421 million that was declared on December 29, 2023 and consisted of a return of contributed surplus of $10 million and a dividend of $411 million.

As of December 31, 2025, the Company and NLAIC, as co-lenders, have a $2.5 billion replacement unsecured promissory note and revolving line of credit agreement with NWSBL, an affiliate. This agreement has an interest rate of 1-month SOFR plus 0.92% and a maturity date of December 9, 2026. Under the agreement, NWSBL can borrow up to $2.5 billion from the co-lenders for up to 364 days after the date of the agreement. As of December 31, 2025, NWSBL had an outstanding balance of $1.1 billion being reported in cash, cash equivalents and short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. During 2026, additional draws increased the outstanding balance to $1.3 billion as of the subsequent event date. As of December 31, 2024, the Company had a $850 million replacement unsecured promissory note and revolving line of credit agreement with NWSBL. This agreement had an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. Under the agreement, NWSBL could have borrowed up to $850 million from the Company for up to 364 days after the date of the agreement. As of December 31, 2024, NWSBL had an outstanding balance of $706 million from the Company.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $207 million and $325 million as of December 31, 2025 and 2024, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLAIC. The impact of this transaction was immaterial to net income and capital and surplus.

(14)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were immaterial as of December 31, 2025 and 2024.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(15)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2025 and 2024. The Company’s surplus as regards policyholders as of December 31, 2025, was $13.3 billion and statutory net income for 2025 was $683 million. As of January 1, 2026, the Company has the ability to pay dividends to NFS totaling $1.3 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholder.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I   Summary of Investments - Other Than Investments in Related Parties

As of December 31, 2025:

(in millions)	Column A	Column B	Column C	Column D

				Amount at which is
				shown in the statutory
				statements of admitted
				assets, liabilities, capital
	Type of investment	Cost	Fair value	and surplus

Fixed maturities:

Bonds:

U.S. Treasury securities and obligations of U.S. government corporations		$24	$24	$24

U.S. government and agencies		70	73	70

Obligations of states and political subdivisions		3,271	3,043	3,271

Foreign governments		1,056	1,045	1,057

Public utilities		5,414	5,167	5,416

All other corporate, mortgage-backed and asset-backed securities		40,670	39,464	40,655

Total fixed maturities		$50,505	$48,816	$50,493

Equity securities:

Common Stocks:

Banks, trust and insurance companies		29	44	44

Industrial, miscellaneous and all other		225	228	228

Nonredeemable preferred stocks		22	26	26

Total equity securities[1]		$276	$298	$298

Mortgage loans		10,261		10,261

Cash, cash equivalents and short-term investments		3,099		3,099

Policy loans		1,045		1,044

Other long-term investments[2]		3,646		3,645

Total invested assets		$68,832		$68,840

1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $5.0 billion are excluded.

2

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $437 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV   Reinsurance

As of December 31, 2025, 2024 and 2023 and each of the years then ended:

(in millions)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed to
	amount	companies	companies	amount	net

2025

Life insurance in force	$163,418	$(25,085)	$511	$138,844	0.4%

Premiums:

Life Insurance	$3,213	$(144)	$18	$3,087	0.6%

Accident and health insurance	537	(546)	9	-	0.0%

Total	$3,750	$(690)	$27	$3,087	0.9%

2024

Life insurance in force	$153,575	$(24,712)	$557	$129,420	0.4%

Premiums:

Life Insurance	$3,977	$(140)	$11	$3,848	0.3%

Accident and health insurance	531	(540)	9	-	0.0%

Total	$4,508	$(680)	$20	$3,848	0.5%

2023

Life insurance in force	$147,725	$(26,722)	$579	$121,582	0.5%

Premiums:

Life Insurance	$2,931	$(143)	$12	$2,800	0.4%

Accident and health insurance	457	(465)	9	-	0.0%

Total	$3,388	$(608)	$21	$2,800	0.8%

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V   Valuation and Qualifying Accounts

Years ended December 31, 2025, 2024 and 2023:

(in millions)

Column A	Column B	Column C	Column D	Column E

	Balance at the
	beginning of	Charged to costs		Balance at end
Description	period	and expenses	Deductions[1]	of period

2025

Valuation allowances - mortgage loans	$-	$-	$-	$-

Valuation allowances - net deferred tax assets	$1	$(1)	$-	$-

(As Adjusted) 2024

Valuation allowances - mortgage loans	$2	$-	$(2)	$-

Valuation allowances - net deferred tax assets	$1	$-	$-	$1

(As Adjusted) 2023

Valuation allowances - mortgage loans[2]	$1	$1	$-	$2

Valuation allowances - net deferred tax assets	$1	$-	$-	$1

1	Amounts generally represent recoveries, payoffs and sales.

2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgment, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $4 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.